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                                                                    EXHIBIT 10.9

                             Philip Services Corp.
                              100 King Street West
                             P.O. Box 2440, LCD #1
                           Hamilton, Ontario  L8N 4J6
                                 (905) 521-1600


                                                                   April 5, 1999



Lenders under a Credit Agreement dated as of
     August 11, 1997, as amended
c/o Canadian Imperial Bank of Commerce, as
     Administrative Agent for the Lenders
6th Floor
Commerce Court West
Toronto, Ontario
M5L 1A2


Dear Sirs:


                           RE:  PHILIP SERVICES CORP.


     This letter agreement (this "Agreement") sets out the agreement among Philip Services Corp ("PSC") on behalf of itself and each of its Affiliates, and each of the lenders which is a signatory hereto (individually, a "Consenting Lender" and collectively the "Consenting Lenders") in its capacity as a lender under a credit agreement dated as of August 11, 1997 among PSC, as borrower in Canada, Philip Services (Delaware) Inc., as borrower in the United States, the persons from time to time parties to such agreement as lenders, Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent for the lenders (the "Administrative Agent"), Bankers Trust Company ("BTCo"), as syndication agent, CIBC and BTCo, as co-arrangers, and Dresdner Bank Canada and Dresdner Bank AG New York Branch, as documentation agents, as amended by amending agreements dated as of October 31, 1997, February 19, 1998, June 24, 1998, October 20, 1998 and December 4, 1998 (the "Existing Credit Agreement") regarding the principal terms and conditions of a prearranged plan of reorganization or arrangement (the "Plan") involving PSC and its Affiliates under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and under the Companies' Creditors Arrangement Act (Canada) (the "CCAA").




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     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Term Sheet (as defined in Section 1 below) or the Existing Credit Agreement, as applicable. The Consenting Lenders, PSC and its Affiliates are collectively referred to as the "Parties".

      1.   RESTRUCTURING AND SOLICITATION

      (a) The principal terms and conditions of the Plan as agreed among the Parties are set forth in the term sheet attached hereto as Schedule A (the "Term Sheet"), which is incorporated herein and made a part of this Agreement. In the case of a conflict between the provisions contained in the text of this Agreement and Schedule A, the provisions of this Agreement shall govern. References in this Agreement to the term "Plan" include revisions thereto approved by the Consenting Lenders in accordance with the terms of Section 4(a) hereof.

      (b) Acceptances of the Plan shall be solicited and received from holders of claims arising out of the Existing Credit Agreement prior to commencement of the Cases and will be solicited from holders (or representatives of such holders) of all other classes of impaired claims and interests after the commencement of the Cases.

      2.   REPRESENTATIONS AND COVENANTS OF EACH PARTY

     Each of the Parties hereto represents and warrants to the other Parties hereto that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own its property, to execute this Agreement and, subject to requisite approvals from the Bankruptcy Courts in which the Cases are commenced, to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance hereof has been duly authorized by all necessary corporate or other actions; and (iii) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder.

      3.   CONSENTING LENDER REPRESENTATIONS

     Each Consenting Lender represents severally and not jointly to each of the other Parties that, as of the date of this Agreement:

      (a) it is a lender under the Existing Credit Agreement and in that capacity is owed the principal amount set forth next to such Consenting Lender's name on Schedule B attached hereto (the "Consenting Lender's Debt"). The amount of the Consenting Lender's Debt has been determined without reference to any Participations granted by such Consenting Lender;




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      (b)  it holds its Consenting Lender's Debt free and clear of all liens, security interests and other encumbrances of any kind and it has not assigned or transferred, in whole or in part, any portion of its right, title or interests in the Consenting Lender's Debt other than by way of Participation in accordance with Section 12.01 of the Existing Credit Agreement; and

      (c) it is a sophisticated party with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement; it has made its own analysis and decision to enter in this Agreement and has obtained such independent advice in this regard as it deemed appropriate; it qualifies as an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and it has not relied in such analysis or decision on the Administrative Agent or any other person other than its own independent advisors.

      4.   CONSENTING LENDER COVENANTS AND CONSENTS

     Each Consenting Lender agrees that, subject to Section 6 hereof and, as to Sections 4(a) and 4(b) hereof, subject to the filing of the Plan and its receipt of solicitation materials in respect of the Plan that are consistent with this Agreement:

      (a)  it will vote its claims in respect of the Consenting Lender's
           Debt and any claims under the Existing Credit Agreement it acquires after the date hereof in favour of the Plan at or prior to the deadline to be established for voting on the Plan and will not change or withdraw (or cause to be changed or withdrawn) such vote(s), provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto that have been agreed to in writing by such Consenting Lender after the date hereof;

      (b) it will not oppose the confirmation of the Plan, provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto referred to in Section 4(a);

      (c) it will not sell, transfer, pledge, participate or assign any of the Consenting Lender's Debt or any voting interest therein during the term of this Agreement, except in accordance with Section
           12.01 of the Existing Credit Agreement and then only to an Assignee that agrees in writing prior to such acquisition, pledge or participation to be bound by all the terms of this Agreement as if such Assignee had originally executed this Agreement with respect to the Consenting Lender's Debt being acquired by such Assignee;

      (d) it consents to the incurrence of the debtor-in-possession financing (the "DIP Financing") on the terms described in the term sheet attached as Schedule C hereto (the "DIP Term Sheet") and the granting of the security for the DIP




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            Financing (the "DIP Security") described under the heading
            "Security" in the DIP Term Sheet;

      (e) it consents to the entry of orders in the Cases effecting the subordination of any Security delivered pursuant to the Existing Credit Agreement to the DIP Security as provided in the DIP Term Sheet, and in particular to the entry of orders in the Cases effecting the subordination of the Security to:

                (i) a priming lien pursuant to Section 364(d)(1) of the Bankruptcy Code on all of the existing and after-acquired assets of the Borrowers and the Guarantor Subsidiaries located in the United States constituting collateral (the "Pre-Petition Collateral") securing obligations to the Agents and the lenders under the Existing Credit Agreement;

               (ii) a security interest and charge in the Pre-Petition Collateral located in Canada; and

              (iii) the other liens and security interests referred to in the DIP Term Sheet; and

           all as provided in the DIP Term Sheet;

      (f) it consents to the subordination of the security for the Senior Secured Debt to the security for the exit/working capital financing having the terms disclosed in Section 5 of the Term Sheet.

This Agreement relates only to the rights of the Consenting Lenders in their capacity as the holders of the Consenting Lender's Debt and does not affect or limit any rights or claims any Consenting Lender may have in any other capacity. For greater certainty, nothing in the Term Sheet or this Agreement affects or limits the priorities of the security of the Bank Account Service Providers, the security for the Permitted LC Facility or the security held by the Cdn. LC Issuer pursuant to section 5.06 of the Existing Credit Agreement, which will rank in priority to the DIP Security and the security for the exit/working capital facility.

      5.   PSC COVENANTS

     PSC agrees on behalf of itself and its Affiliates that:

      (a)  it will use its best efforts to (i) comply with the Plan
           Timetable set out in the Term Sheet (ii) obtain written agreements prior to commencing the Cases, to the extent legally permissible, from holders (or representatives of such holders) of claims of all classes of impaired claims in terms of amount of claims and number of holders as required for the approval of the Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA; and (iii) to identify to the satisfaction of the Consenting Lenders, prior to commencing the Cases, those unsecured creditors




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            whose claims will be reinstated under or unaffected by the Plan and those executory contracts that will be assumed;

      (b) PSC and its Affiliates will cooperate fully with the Lenders' advisors and permit them complete access to PSC, its subsidiaries and their books and records, officers and personnel throughout the restructuring process. The Consenting Lenders will work together with PSC and its Affiliates to coordinate cost-effective performance of the advisors' work; and

      (c) from February 28, 1999, at least 90% of the cash balances and other near-cash financial instruments of the Restricted Parties including term deposits and marketable securities will be maintained with one or more Lenders (subject to exclusions acceptable to the Majority Lenders (as defined below)).

      6.   TERMINATION

      (a) Upon the occurrence of any Termination Event (as defined below) this Agreement may be terminated upon the election to do so by Consenting Lenders holding in the aggregate at least 51% of the aggregate amount of claims under the Existing Credit Agreement held by the Consenting Lenders (the "Majority Lenders").

           For the purposes hereof, a "Termination Event" shall occur if:

               (i) any of the events described under "Plan Timetable" in the Term Sheet have not occurred within 15 days of the deadline specified for such event;

              (ii) the Bankruptcy Courts have not granted final approval of the DIP Financing within 30 days following commencement of the Cases;

             (iii) in the opinion of the Majority Lenders PSC has disclaimed its intention or otherwise acted in a manner materially inconsistent with an intention to pursue the Plan or has otherwise breached the Term Sheet or this Agreement;

              (iv) in the opinion of the Majority Lenders there is any material adverse change in the terms or the feasibility of the Term Sheet or the Plan not previously consented to by the Majority Lenders, or in the confirmability of the Plan in the United States or in the likelihood of its approval by the required creditor majorities in Canada; or

               (v) PSC or any of its Affiliates is the subject of a voluntary or involuntary petition or other proceedings under any insolvency statute in any jurisdiction (other than the prepackaged Cases contemplated by the Term Sheet); provided, however, that the filing of an involuntary petition




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                  under an insolvency statute shall not be deemed to be a
                  Termination Event if the deadlines referred to in the Plan Timetable are met within the time permitted by Section 6(a)(i) above.

      (b) Upon termination of this Agreement, each Consenting Lender, in its sole discretion and without limiting its other rights, may change or withdraw any votes previously cast by it in favour of the Plan. PSC and its Affiliates will not contest any such decision by a Consenting Lender to change or withdraw its vote or to oppose confirmation of the Plan by reason of such termination, and will consent to any motion filed by a Consenting Lender under Federal Rule of Bankruptcy Procedure 3018(a) in the U.S. Cases.

      (c) This Agreement may be terminated by PSC if one or more Consenting Lenders have withdrawn or changed their votes pursuant to Section 4(a) or Section 6(b) or have breached the Term Sheet or this Agreement, and as a result there are no longer sufficient Lenders holding claims under the Existing Credit Agreement which have agreed to vote in favour of the Plan to ensure that the majorities of Lenders in number and amounts of claims required under section 1126(c) of the Bankruptcy Code and section 6 of the CCAA will be satisfied.

      (d) None of the Parties shall have any liability to any other Party in respect of any termination of this Agreement in accordance with the terms hereof.

      7.   CONDITIONS

     The respective obligations of the Parties to consummate each of the transactions contemplated by the Plan are also subject to the satisfaction of each of the following conditions:

      (a) negotiation, preparation and execution of mutually satisfactory definitive transaction agreements and other documents including without limitation the Plan and the Disclosure Statement, incorporating the terms and conditions of each of the transactions contemplated by the Plan set forth herein and in the Term Sheet and such other terms and conditions as the Parties may mutually agree;

      (b) all authorizations, consents and regulatory approvals required, if any, in connection with Plan Implementation and the continuation of the businesses of PSC and its Affiliates as currently conducted shall have been obtained; and

      (c) PSC shall have received commitments from bonding companies which are sufficient for the reasonable operating requirements of PSC and its Affiliates both prior to and following Plan Implementation.

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      8.   AMENDMENTS

     Except as otherwise provided herein, this Agreement may not be modified, amended or supplemented except in writing signed by each of the signing Parties or their Assignees.

      9.   OTHER PROPOSALS

     Notwithstanding anything in this Agreement or the Term Sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of this Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Consenting Lenders and the other stakeholders in PSC than the transactions set forth in the Term Sheet or in the Plan. Nothing in this Agreement binds any of the Consenting Lenders to agree to or vote in favour of any such alternate proposal.

      10.  INDEMNIFICATION OBLIGATIONS

     PSC and its Affiliates jointly and severally agree to fully indemnify each Consenting Lender, the Administrative Agent, the Other Agents, and their respective Affiliates, directors, officers, employees, agents or representatives including counsel (collectively, the "Indemnitees") against any manner of actions, causes of action, suits, proceedings, liabilities and claims of any nature, costs or expenses (including reasonable legal fees) which may be incurred by such Indemnitee or asserted against such Indemnitee arising out of or during the course of, or otherwise in connection with or in any way related to, the negotiation, preparation, formulation, solicitation, dissemination, implementation, confirmation and consummation of the Plan, other than any liabilities to the extent arising from the gross negligence or wilful or intentional misconduct of any Indemnitee as determined by a final judgment of a court of competent jurisdiction. If any claim, action or proceeding is brought or asserted against an Indemnitee in respect of which indemnity may be sought from PSC, the Indemnitee shall promptly notify PSC in writing, and PSC may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee, and the payment of all costs and expenses. The Indemnitee shall have the right to employ separate counsel in any such claim, action or proceeding and to consult with PSC in the defense thereof, and the fees and expenses of such counsel shall be at the expense of PSC unless and until PSC shall have assumed the defense of such claim, action or proceeding. If the named parties to any such claim, action or proceeding (including any impleaded parties) include both the Indemnitee and PSC, and the Indemnitee reasonably believes that the joint representation of PSC and the Indemnitee may result in a conflict of interest the Indemnitee may notify PSC in writing that it elects to employ separate counsel at the expense of PSC, and PSC shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitee. In addition, PSC shall not effect any settlement or release from liability in connection with any matter for which the Indemnitee would have the right to indemnification from PSC, unless such settlement contains a full and




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unconditional release of the Indemnitee, or a release of the Indemnitee satisfactory in form and substance to the Indemnitee.

      11.  SEVERAL AND NOT JOINT

     Notwithstanding anything herein to the contrary, or in any document or instrument executed and delivered in connection herewith, the Parties agree that the representations, warranties, obligations, liabilities and indemnities of each Consenting Lender hereunder shall be several and not joint, and no Consenting Lender shall have any liability hereunder for any breach by any other Consenting Lender of any obligation of such Consenting Lender set forth herein.

      12.  PUBLICITY

     The Parties agree that all public announcements of the entry into or the terms and conditions of this Agreement shall be mutually acceptable to the Administrative Agent and PSC.

      13.  NO THIRD PARTY BENEFICIARIES; SEPARATE RESPONSIBILITIES

     This Agreement is only for the benefit of the undersigned Parties and nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity, other than such persons or entities, any rights or remedies under or by reason of, and no person or entity, other than such persons or entities, is entitled to rely in any way upon, this Agreement.

      14.  GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that, subject to the following sentence, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for the recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and, by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Nothing in this section shall limit the authority of the Bankruptcy Courts to hear any matter arising in the Cases.

      15.  WAIVER OF JURY TRIAL

     THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN THE PARTIES UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.




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      16.  SPECIFIC PERFORMANCE

     It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any of the Parties and the non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

      17.  EFFECT

     This Agreement shall become effective and enforceable against each Consenting Lender and against PSC and its Affiliates when:

      (a) it has been executed by PSC and by Consenting Lenders in number and holding an aggregate amount of claims outstanding under the Existing Credit Agreement sufficient to satisfy the requirements of Section 1126(c) of the Bankruptcy Code and Section 6 of the CCAA in respect of such claims; and

      (b)  PSC and Philip Services (Delaware) Inc. have entered into the
           DIP Term Sheet and an agreement with the Administrative Agent, approved by the Required Lenders, with respect to the terms of release of the net proceeds of sale of PSC's aluminum division and other asset sale proceeds referred to in the Term Sheet.

      18.  CONFIRMATION

     Notwithstanding this Agreement, PSC, on behalf of itself and its Affiliates, acknowledges and agrees that the Existing Credit Agreement and all of the Security delivered by PSC or any of its Affiliates to any one or more of the Administrative Agent, the Security Agent, the LC Issuers or the Lenders in connection with, or otherwise applicable to, the debts or liabilities of PSC or any of its Affiliates to any one or more of the Administrative Agent, the Lenders, the Other Agents and their Eligible Affiliates under the Existing Credit Agreement, are hereby ratified and confirmed and remain in full force and effect.

      19.  SURVIVAL

     Notwithstanding any assignment or transfer of all or any part of the Consenting Lender's Debt in accordance with Section 4(c), or the termination of each Consenting Lender's obligations hereunder in accordance with Section 6 hereof, the agreements and obligations of PSC and its Affiliates in Sections 6(b), 10, 13, 15, 16 and 18 shall survive such termination (other than the indemnification provided for in Section 10, which shall terminate if this Agreement is terminated by the Majority Lenders under Section 6) and shall continue in full force and effect for the benefit of such Consenting Lender in accordance with the terms hereof.

      20.  Plan Releases

     The Plan shall include releases by PSC and each of its Affiliates which is included in the Cases, in their individual capacities and as debtors in possession (collectively, the "Debtors"),




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the Consenting Lenders, and to the fullest extent allowed by applicable law, all other creditors and shareholders of the Debtors:

      (a) in favour of each of the respective present officers, directors, employees, agents and professionals (other than the Debtor's auditors) of each of the Debtors ("Debtor Releasees") in form and substance and on terms satisfactory to PSC and the Consenting Lenders; and

      (b) in favour of each of the Consenting Lenders, the LC Issuers, the Administrative Agent, the Other Agents, and their respective Affiliates, officers, directors, employees, agents and professionals (the "Lender Releasees") from any and all claims or causes of action existing as of Plan Implementation against any of the Lender Releasees, including without limitation, statutory claims and causes of action under the Bankruptcy Code or under similar laws of any state, of Canada or of any province, and claims and causes of action relating to, arising out of or in connection with the subject matter of, or the transaction or event giving rise to the claims of the releasing party affected by the Plan, the business and affairs of the Debtors, the Plan and the Cases, including any act, occurrence or event in any manner related to the claim of the releasing party, any activities of the members of the informal Lender steering committee, and any activities prior or subsequent to the filing of the Cases leading to the promulgation and confirmation of the Plan.

The Plan shall also require the delivery to the Debtor Releasees and the Lender Releasees of releases to the same effect from each of PSC's Restricted Subsidiaries which is not a Debtor.

      21.  HEADINGS

     The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

      22.  SUCCESSORS AND ASSIGNS

     This Agreement shall bind and enure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

      23.  PRIOR NEGOTIATIONS

     This Agreement (including the Term Sheet) constitutes the entire agreement between the Parties with respect to the subject matter hereof except as otherwise expressly agreed in writing executed by or on behalf of PSC and the Consenting Lenders, and supersedes all prior agreements, understandings, negotiations and discussions with respect to the subject matter hereof. There are no promises, undertakings, representations or warranties by any of the Parties not expressly set forth or referred to herein or therein.




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      24.  COUNTERPARTS

     This Agreement (and any modifications, amendments, supplements or waivers in respect hereof) may be executed in counterparts by manual or facsimile signature of each undersigned Party, and all such counterparts shall be deemed to constitute one and the same instrument.

      25.  NOTICE PROVISIONS

     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by confirmed facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

      IF TO EACH CONSENTING LENDER:

      To the address set forth
      For each Consenting Lender on
      Schedule B annexed hereto

      with copies to:

      Canadian Imperial Bank of Commerce
        as Administrative Agent
      Risk Management Division
      6th Floor
      Commerce Court West
      Toronto, Ontario
      M5L 1A2
      Attention:   Vice-President
      Facsimile:   (416) 861-3602

      Blake, Cassels & Graydon              White & Case LLP
      Box 25, Commerce Court West           1155 Avenue of the Americas
      Suite 2300                            New York, New York
      Toronto, Ontario                      10036-2767 USA
      M5L 1A9
      Attention.:  Susan M. Grundy          Attn:       Howard S. Beltzer
      Facsimile:   (416) 863-2653           Facsimile:  (212) 354-8113






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        IF TO PSC:
        Philip Services Corp.
        100 King Street West
        P.O. Box 2440
        LCD #1
        Hamilton, Ontario
        L8N 4J6
        Attn.:      Colin Soule
        Facsimile:  (905) 521-9160
        with copies to:
        Stikeman Elliott                    Skadden, Arps, Slate, Meagher
        Box 85, Commerce Court West         & Flom
        Suite 5300                          333 West Wacker Drive
        Toronto, Ontario                    Chicago, Illinois
        M5L 1B9                             60606 U.S.A.
        Attn.:      Sean Dunphy             Attn:        David Kurtz
        Facsimile:  (416) 947-0866          Facsimile:   (312) 407-0411


      26.  FURTHER ASSURANCES

     From and after the date hereof, each of the Parties covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the Parties may reasonably deem necessary from time to time (at the requesting Party's expense) to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

      27.  CONFIRMATION

     Please confirm your agreement with the foregoing by signing and returning the enclosed copy of this Agreement to the undersigned.

                                    Very truly yours,

                                    PHILIP SERVICES CORP.




                                    By:_______________________________________





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Accepted and Agreed as
of   the date first written above



CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as a Lender)                            CIBC INC.


by:______________________________       by:______________________________
   name:                                   name:
   title:                                  title:

by:______________________________       by:______________________________
   name:                                   name:
   title:                                  title:

BANKERS TRUST COMPANY                   BT BANK OF CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:



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ABN AMRO BANK CANADA                    ACCORD FINANCIAL
                                        CORPORATION

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


                                        BANCO CENTRAL
AMERICAN REAL ESTATE                    HISPANOAMERICANO, S.A.
HOLDINGS L.P.                           MIAMI AGENCY

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

BANQUE NATIONALE DE PARIS               BANQUE NATIONALE DE
                                        PARIS (CANADA)

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 15 -



BEAR, STEARNS & CO. INC.                CHASE BANK OF TEXAS, N.A.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

THE CHASE MANHATTAN BANK                THE CHASE MANHATTAN BANK OF
                                        CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

CITIBANK, N.A.                          COMERICA BANK

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 16 -



CREDIT SUISSE FIRST BOSTON              CREDIT SUISSE FIRST
                                        BOSTON CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


DAI-ICHI KANGYO BANK                    THE DAI-ICHI KANGYO
(CANADA)                                BANK, LTD.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


DEUTSCHE BANK AG, NEW YORK
AND OR CAYMAN ISLAND
BRANCHES                                DEUTSCHE BANK CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 17 -


DRESDNER BANK AG NEW
YORK BRANCH AND
DRESDNER BANK AG
GRAND CAYMAN BRANCH                     DRESDNER BANK CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


EATON VANCE - SENIOR DEBT PORTFOLIO     FERNWOOD ASSOCIATES L.P.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


FOOTHILL CAPITAL
CORPORATION                             FUJI BANK CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 18 -




THE FUJI BANK, LIMITED, NEW YORK        GOLDMAN SACHS CANADA
BRANCH                                  CREDIT PARTNERS CO.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


GOLDMAN SACHS CREDIT                    HIGH RIVER LIMITED
PARTNERS L.P.                           PARTNERSHIP

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


KEYBANK NATIONAL
ASSOCIATION                             MADELEINE CORP.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 19 -



MADELEINE LLC                           MELLON BANK CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


MELLON BANK, N.A.                       THE MUTUAL LIFE
                                        ASSURANCE COMPANY OF
                                        CANADA

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


MUTUAL SHARES FUND, a
series of FRANKLIN
MUTUAL SERIES FUND
INC.                                    NATIONSBANK, N.A.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 20 -


PARIBAS                                 PNC BANK, NATIONAL
                                        ASSOCIATION

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


THE ROYAL BANK OF
SCOTLAND PLC                            SAKURA BANK (CANADA)

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


THE SAKURA BANK, LIMITED                SOCIETE GENERALE

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 21 -


SOCIETE GENERALE (CANADA)               SUMMIT BANK

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


THE TORONTO-DOMINION BANK               TORONTO DOMINION (NEW
                                        YORK), INC.

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:


TRANS CANADA CREDIT
CORPORATION INCORPORATED                TRI-LINKS INVESTMENT TRUST

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

by:_____________________________        by:______________________________
   name:                                   name:
   title:                                  title:

                                                                LOCKUP AGREEMENT
                                     - 22 -



WACHOVIA BANK, N.A.

by:_____________________________
   name:
   title:

by:_____________________________
   name:
   title:

                                   SCHEDULE A

                             PHILIP SERVICES CORP.

                              RESTRUCTURING TERMS

This term sheet sets forth the principal terms and conditions for the restructuring of Philip Services Corp. ("PSC") and its Affiliates under a prearranged plan of reorganization (the "Plan") under Chapter 11 of the United States Bankruptcy Code and under the Companies Creditors Arrangement Act (Canada).

This term sheet pertains only to the terms of a restructuring in the context of the prepackaged reorganization plan described in this term sheet and is not an agreement or commitment to a restructuring on any other terms or in any other context.

Capitalized terms used in this term sheet and not otherwise defined have the meanings set forth in the Credit Agreement dated as of August 11, 1997 among PSC and Philip Services (Delaware) Inc., as borrowers, Canadian Imperial Bank of Commerce ("CIBC") as Administrative Agent, Bankers Trust Company ("BTCo") as Syndication Agent, CIBC and BTCo as Co-Arrangers, Dresdner Bank Canada and Dresdner Bank AG New York Branch as Documentation Agents, and the various lenders from time to time parties thereto, including all amendments and modifications thereto (the "Existing Credit Agreement"). All amounts shown are in US Dollars.

1. EXISTING SENIOR SECURED LENDERS:

      The obligations of the Borrowers to the Lenders under the Existing Credit Agreement (the "Existing Syndicate Debt") will be restructured as of Plan Implementation as follows:

(A)  SENIOR SECURED DEBT:     Subject to (vi)(C), $400 million of the Existing
                              Syndicate Debt will be restructured as senior secured debt (the "Senior Secured Debt"), in two tranches. One tranche will be $300 million of senior secured term debt (the "Senior Secured
                              Term Debt") and the other tranche will be $100 million of secured convertible payment in kind notes ("Secured PIK Notes"). PSC shall have the right to prepay the Senior Secured Term Debt at any time provided that at the time of such prepayment PSC also pays all accrued and unpaid interest, fees and other amounts payable with respect to the amount prepaid, and any call premium payable under (iv) (C) below.

      (I)  BORROWERS:          PSC and Philip Services (Delaware) Inc. (the "US
                               Borrower").

      (II) SENIOR SECURED
           TERM DEBT:          The terms of the Senior Secured Term Debt
                               will be set forth in a restatement of the Existing Credit Agreement (the "Senior Term
                               Credit Agreement") in form and substance satisfactory to the Lenders and PSC.

           (A)  AMOUNT:        $300 million.

           (B)  INTEREST:      9% per annum.

                               Interest on the Senior Secured Term Debt will be payable in cash, quarterly in arrears on the last business day of each calendar quarter; provided, however, that during the first 12 months subsequent to the effective date of the Plan (such effective date being "Plan
                               Implementation"), the Borrowers shall pay interest on the Senior Secured Term Debt to the extent of the lesser of 9% per annum and $20,000,000, and accrue the balance thereof (subject to their mandatory prepayment obligations described below). Interest will also be payable at the time of repayment of any Senior Secured Term Debt and at maturity of such Senior Secured Term Debt. All interest calculations shall be based on a 360-day year and actual days elapsed.

                               The Senior Term Credit Agreement shall
                               include protective provisions for such
                               matters as default interest, capital
                               adequacy, increased costs, funding losses, illegality and withholding taxes.

            (C)  MATURITY:     5 years from Plan Implementation.

            (D)  COVENANTS:    As in the Existing Credit Agreement on
                               the date hereof, with revisions as approved by the Lenders and PSC. Financial covenants will be as set out in Exhibit 1 hereto.

      (III) SECURED PIK NOTES: The Secured PIK Notes will be issued to the Lenders pro rata in exchange for an equal amount of the Existing Syndicate Debt.

      (A) AMOUNT:             $100 million.

      (B)  INTEREST:          10% per annum.  Subject to (iv)(A) below, interest
                              will accrue and be paid quarterly in arrears by the issuance of additional Secured PIK Notes.
                              All interest calculations shall be based on a 360-day year and actual days elapsed.

      (C)  CONVERTIBILITY:    The Secured PIK Notes exchanged for the
                              Existing Syndicate Debt will be convertible until maturity at the option of the holders into 25% of the common shares of the restructured PSC, in the aggregate, on a fully diluted basis as of Plan Implementation. The Secured PIK Notes will contain the usual anti-dilution provisions applicable in a public offering of convertible debt, including giving effect to the issuance of any common shares under the shareholder rights plan referred to below. Any
                              Secured PIK Notes issued in respect of interest on Secured PIK Notes will not be convertible.

      (D)  MATURITY:          5 years from Plan Implementation.

      (E)  REDEMPTION:        The Secured PIK Notes will be redeemable by PSC
                              in the following circumstances:

                              (i)  If (a) an offer is made to the common
                                   shareholders of PSC to acquire all of the common shares of PSC, or, in the case of an offer by an existing beneficial owner or owners of PSC common shares, to acquire all of the common shares of PSC not already owned by such owner(s) together with persons acting in concert (the shares already owned being the "Offeror's Existing Holdings"), (b) under the offer the Offeror acquires (1) common shares which together with the Offeror's Existing Holdings amount to 67% or more of the common shares of PSC, or (2) a majority of the common shares of PSC other than the Offeror's Existing Holdings, whichever is greater, and (c) the person or persons making the offer (the "Offeror") notifies PSC that it requires PSC to exercise such redemption right, then, subject to the following sentence, PSC will have the right to redeem the Secured PIK Notes for a price (the "Redemption Price") equal to 115% of the face amount of such Secured PIK Notes plus all accrued interest on the Secured PIK Notes.

                                    If the Offeror has notified PSC that it
                                    requires PSC to exercise the redemption
                                    right and the amount the holders of the
                                    Secured PIK Notes would have received by converting the convertible Secured PIK Notes to common shares of PSC and tendering them to the Offeror under its offer (the "Tender Price") would be greater than the Redemption Price of such Notes, any Secured PIK Note which has not been converted by the close of business on the day prior to the redemption date set out in the redemption notice issued by PSC will be deemed to have been converted and tendered to the Offeror's offer, and the holders of the convertible Secured PIK Notes will be entitled to receive the Tender Price.

                              (ii) The Secured PIK Notes may not be redeemed prior to the end of the first full year after Plan Implementation except as provided in (i) above. Commencing in the second year after Plan Implementation, PSC may redeem the Secured PIK Notes upon payment of the following percentage of the face amount of the Secured PIK Notes during the periods following Plan Implementation indicated below, plus all accrued interest on the Secured PIK Notes:

                                           Year 1      Not redeemable
                                           Year 2      125%
                                           Year 3      125%
                                           Year 4      116 2/3%
                                           Year 5      108 1/3%
                                           Maturity    100%


      (F) COVENANTS:         To be the same as for the Senior Secured Term Debt.

(IV)  MANDATORY PREPAYMENTS:

      (A) 75% of Cash Flow Available for Debt Service will be swept on an annual basis for the first two years and will be swept each quarter thereafter based on cumulative quarterly Cash Flow Available for Debt Service in each subsequent annual period. The first annual period for the cash sweep will be the period from Plan Implementation until the end of the fourth full Financial Quarter after Plan Implementation, the second annual period for the cash sweep will be the next four Financial Quarters, and so on.

                              The cash sweep will be applied in the
                              following manner: (i) first, to pay any interest accrued during the first 12 months subsequent to Plan Implementation with respect to the Senior Secured Term Debt, together with accrued interest on any such deferred interest at the rate of 9% per annum; (ii) second, (a) to pay accrued but unpaid interest with respect to the Secured PIK Notes and (b) to repay Secured PIK Notes previously issued in respect of interest on the Secured PIK Notes; and
                              (iii) third, to repay the Senior Secured
                              Term Debt.

                              "Cash Flow Available for Debt Service" will be defined as PSC's consolidated EBITDA for the applicable period (excluding asset sale proceeds and excluding PUMC EBITDA but including any dividends which are paid or payable by PUMC) less permitted capital expenditures and mandatory cash payments of principal and interest on other permitted fixed obligations as such amounts become due and owing pursuant to applicable agreements, cash taxes and interest on the Senior Secured Term Debt and on the exit/working capital financing. "Permitted capital expenditures" will be defined to mean capital expenditures paid in cash during the period plus amounts deposited to a reserve account to pay known future capital expenditures, in each case to the extent of the capital expenditures forecast for such period in the most recent budget approved by the Required Lenders.

      (B) Subject to (vi)(C) below, the Senior Secured Term Debt will be repaid from 75% of Net Asset Sale Proceeds (as defined below), subject to the following: (i) this repayment formula will apply to the extent such Net Asset Sale Proceeds on a cumulative basis, plus the $68,500,000 currently being held by CIBC representing proceeds of the sale of PSC's Aluminum division less required post-closing adjustments to a maximum of $4,000,000, exceed $93,000,000; and (ii) if
                              PSC sells its US Ferrous division the Net
                              Asset Sale Proceeds of such sale will not be part of the $93,000,000 referred to in
                              (i), and the Senior Secured Term Debt will be repaid to the extent of 66-2/3% of the first $200,000,000 of Net Asset Sale
                              Proceeds of such division and then to the extent of 75% of the balance of the proceeds, if any.

                              "Net Asset Sale Proceeds" will be defined to mean the cash proceeds of asset sales of PSC and its Affiliates approved by the Lenders after the date hereof, net only of reasonable costs and expenses and of payment of indebtedness secured by such assets senior to the security for the Existing Syndicate Debt or the Senior Secured Term Debt, as the case may be, on such assets.

      (C) At the time of any optional prepayment of any Senior Secured Term Debt, PSC shall also pay the Call Premium, if any, on the amount prepaid. The "Call Premium" on any such repayment under the Senior Secured Term Debt shall be with respect to any repayment made during the periods following Plan Implementation indicated below, the corresponding percentage of the amount repaid:

                               0-12 months              5%
                               13-24 months             4%
                               25-36 months             3%
                               37-48 months             2%
                               49-60 months             1%

    (V)  SECURITY:            The Senior Secured Term Debt and the Secured PIK
                              Notes will be secured by guarantees and charges over substantially all of the assets of PSC and its Affiliates, ranking in priority to all claims other than the exit/working capital financing, and existing senior liens as may be applicable to particular assets (including without limitation the liens for any Permitted LC
                              Facility and for the Bank Account Service
                              Liabilities). The guarantees and security for the Existing Syndicate Debt will be retained, with any appropriate modifications so that they secure the Senior Secured Term Debt and the Secured PIK

                               Notes. The Senior Secured Term Debt and the Secured PIK Notes shall rank pari passu under such security.

      (VI) OTHER TERMS:

            (A) Events of default, remedies and other terms acceptable to the holders of Senior Secured Debt and PSC.

            (B) The $26,600,000 of cash collateral held as part of the Permitted LC Facility Cash Collateral Security and as security for the benefit of the Bank Account Service Providers (the "Cash Collateral") will be released to PSC as such Cash Collateral is released by the issuer of letters of credit under the Permitted LC Facility and the Bank Account Service Providers following
                               Plan Implementation.

            (C) PSC has advised the Lenders that it intends to sell its interest in Philip Utilities Management Corporation ("PUMC"). PSC will actively market its interest in PUMC and diligently proceed with such sale.

                               If PSC sells its interest in PUMC prior to Plan Implementation pursuant to a sale approved by the Lenders, $70,000,000 of the Existing Syndicate Debt will be repaid on closing of the sale and the Senior Secured Term Debt to be retained by the Lenders on Plan Implementation will be reduced to $250,000,000.

                               If PSC has not sold its interest in PUMC prior to Plan Implementation, an additional $20,000,000 of the Existing Syndicate Debt will be restructured as senior debt which will be represented by a non-interest bearing secured promissory note (the "PUMC Note") under which the recourse of the Lenders will be limited to security over PSC's rights in PUMC. The PUMC Note will mature on the earlier of the closing of the sale of PUMC and the maturity of the Senior Secured Term Debt and will include covenants relating to the disposition of PUMC. On closing of a sale of PSC's interest in PUMC approved by the Lenders, PSC will repay the PUMC Note and $50,000,000 of the Senior Secured Term Debt.

                               If the Net Asset Sale Proceeds of PUMC
                               (whether before or after Plan
                               Implementation) exceed $70,000,000, the
                               excess will be applied as provided in the asset sale proceeds formula in (iv)(B) above.

            (D) The treatment in the Plan of undrawn letters of credit issued under the Existing Credit Agreement (which for greater certainty does not include letters of credit issued under the Permitted LC Facilities) will be as set out in Exhibit 2 hereto.

        (b)  EQUITY:           The balance of the Existing Syndicate Debt will
                               be exchanged for a number of common shares to be issued to the Lenders pro rata by PSC representing 90% of the common shares of the restructured PSC, subject to dilution, inter alia, upon the conversion of the Secured PIK
                               Notes.

                               All common shares issued will be freely
                               tradeable. PSC will use its best efforts to retain the listing of its common shares on the Toronto, Montreal and New York stock exchanges.

                               There will be a shareholder rights plan for the restructured PSC which will give the shareholders (other than the Acquiror, as defined below) rights ("Rights") attached to the common shares, but redeemable at the option of PSC's board of directors, to subscribe at 50% of the then current trading price for one additional common share of PSC for each common share held, but only where a person (together with those acting in concert with such person) (collectively, the "Acquiror") acquires issued common shares which would bring the Acquiror's beneficial ownership to 20% or more of the common shares of PSC (a) through purchases from non-residents of Canada or from persons whose PSC shares are registered on PSC's books with a non-Canadian address, or (b) through purchases under the exemptions from the takeover bid requirements of the Securities Act (Ontario) applicable to purchases (i) from 5 or fewer persons, or (ii) in transactions in any twelve months which aggregate less than 5% of the issuer's outstanding shares. These Rights will not be triggered if the acquisition is made through a takeover bid made to all common shareholders which must remain open for at least 45 days and which complies with Canadian takeover bid regulations and policies. Holdings of common shares as of Plan Implementation will be grandfathered. For greater certainty, the Rights will not be triggered by acquisitions of authorized but unissued shares or treasury shares. Apart from the Rights, there will be no other provisions of any charter, by-laws or other agreement by which PSC is bound (other than existing agreements) which would provide for or could permit shareholder rights or rights to the other party to such agreement as a result of the ownership or proposed ownership of PSC common shares by any person or group of persons or the change of ownership or proposed change of ownership of PSC common shares or control of PSC.

                               The Articles of the restructured PSC will not limit the number of common shares of PSC that may be issued from time to time and will provide that PSC could adopt no rights plan or other poison pill device other than as provided herein.

2. EXISTING UNSECURED CLAIMANTS AND SENIOR SECURED CREDITORS:

      Senior secured creditors shall be paid in full or have their claims and liens preserved or reinstated. Furthermore, trade creditors who agree to conduct ongoing business relationships with PSC upon customary trade terms shall be paid in full in the ordinary course of business in accordance with the terms of their respective obligations. Certain other unsecured creditors identified by PSC (as may be agreed by the Lenders in their sole discretion) shall have their claims exchanged for a pro rata share of up to $50 million in unsecured payment in kind notes (the "Unsecured PIK Notes").

      UNSECURED PIK NOTES:
            ISSUER:            PSC

            INTEREST:          6% per annum.  Interest on the Unsecured PIK
                               Notes will accrue and be payable in kind by the issuance of additional Unsecured PIK Notes.
                               Provided the Senior Secured Debt is not in default, cash interest will be payable on the Unsecured PIK Notes following repayment in full of the Secured PIK Notes.

            MATURITY:          10 years from Plan Implementation.

            AMORTIZATION:      Commencing 5 years from Plan Implementation
                               provided the Senior Secured Debt is not in default, in equal instalments at the end of years 6 to 10 after Plan Implementation.

            SECURITY:          None.

3.    CLASS ACTION CLAIMS:

      All class action claims against PSC and any of its Affiliates will be settled in exchange for common shares of the restructured PSC. Any equity issued to such claimants together with the equity to be retained by PSC's existing shareholders shall equal 10% of the common shares of the reorganized PSC, subject to dilution, inter alia, upon any conversion of Secured PIK Notes.

4.    EXISTING EQUITY HOLDERS OF PSC:

      The existing shareholders of PSC will retain 10% of the common shares of the restructured PSC inclusive of any common shares issued to class action claimants, subject to dilution, inter alia, upon any conversion of the Secured PIK Notes.

5.    EXIT/WORKING CAPITAL FINANCING:

            BORROWER:          PSC and Philip Services (Delaware) Inc. (others
                               to be determined).

            AMOUNT:            $100 million.

                               If the resolution of the letter of credit issue described in item (vi)(D) under "Senior Secured Debt" above results in undrawn letters of credit being transferred to the exit facility, the exit lenders will give consideration, in their sole discretion, to increasing the facility to as much as $125 million to provide for such letters of credit.

            PURPOSE: To fund repayment of debtor-in-possession financing provided to the Borrowers in the Cases

                               (as defined below), short-term working
                               capital needs and letters of credit within a sub-limit of the credit.

            SECURITY:          Secured by guarantees and charges over the
                               accounts receivable and inventory and, if required, substantially all of the other assets, of PSC and its subsidiaries, senior to all other security including the security for the Senior Secured Debt, other than existing senior liens applicable to particular assets as provided in 1(a)(v) above.

            INTEREST RATE:     To be discussed (intended to be a market rate at
                               the relevant time).

            FEES:              To be discussed.

            MATURITY:          Two years from Plan Implementation.  The exit
                               facility may be refinanced in whole but not in part by a replacement facility with the same priority as, and in an amount equal to, the exit facility, and having terms substantially the same as the exit facility to the extent commercially available.

            OTHER TERMS:       To be negotiated.

6.   PLAN TIMETABLE:

      PSC and its Affiliates will use their best efforts to achieve the following Plan Timetable:

                               Execution by April 23, 1999 of a definitive agreement (the "Lock-Up Agreement") between the Borrowers, the other Restricted Parties and the Required Lenders consistent with this term sheet pursuant to which the Required Lenders (including a majority in number of the Lenders) agree to vote for the Plan.

                               PSC and its Affiliates in the United States and Canada will commence, in a venue mutually agreeable to PSC and the Required Lenders, voluntary insolvency proceedings in the United States and Canada (the "Cases"), including the filing of the Plan and accompanying disclosure statement and information circular (the "Disclosure Statement"), not later than June 1, 1999.

                               The Disclosure Statement shall be approved by the US and Canadian courts presiding over the Cases (the "Bankruptcy Courts") not later than July 15, 1999.

                               The Bankruptcy Courts shall confirm the
                               Plan not later than August 16, 1999.

                               Plan Implementation shall occur not later than September 15, 1999 (the "Plan
                               Implementation Date").

7. CONDITIONS: [NOTE: TO BE DELETED UPON EXECUTION OF LOCK-UP AGREEMENT AND DIP TERM SHEET]

                          (a)  Execution of the Lock-Up Agreement.

                          (b) PSC and Philip Services (Delaware) Inc. shall have entered into a term sheet, with BTCo as DIP Agent and BTCo and/or its affiliates and CIBC as co-arrangers, on or before the date of the Lock-Up Agreement in form and substance satisfactory to PSC and the Required DIP Lenders (as defined in the DIP term sheet) and the Required Lenders for the provision of up to $100,000,000 of debtor-in-possession financing in the Cases or such greater or lesser amount as may be agreed to by PSC, the Required DIP Lenders and the Required Lenders.

8.   OTHER PLAN TERMS:    (a)  The Plan will include an employee and management
                               incentive plan acceptable to PSC and the Lenders which may include the granting of options, such incentive plan to be consistent with customary practices involving restructured companies.

                          (b) Notwithstanding anything in this term sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of the Lock-Up Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Lenders and the other stakeholders in PSC than the transactions set forth in this term sheet or in the Plan.

                          (c) The board of directors of the reorganized PSC will consist of 9 directors, who will be nominated by the new 90% shareholders, i.e., the Lenders. The Lenders agree that their nominees will include two members of the existing PSC board and will include two members nominated by High River Limited Partnership ("High River") provided that High River and Lenders acting in concert with it beneficially own at least 25% of the Existing Syndicate Debt. If one or both of the nominees from the existing board is a nominee on that board of High River or persons acting in concert with it, that person will be counted as a High River nominee on the slate for the new board.

                          (d) It shall be a condition to confirmation of the Plan that (i) the Lock-Up Agreement shall not have been terminated, and (ii) each of the conditions set out in Section 7 of the Lock-Up Agreement shall have been satisfied.

9.   PUBLIC ANNOUNCEMENTS:     The parties hereto agree that all public
                               announcements of the entry into or the terms and conditions of this term sheet shall be mutually acceptable to the Administrative Agent and PSC.

DATED this 5th day of April, 1999.

                                   EXHIBIT 1
                             (Financial Covenants)


1. the ratio of (x) current assets to (y) current liabilities, at all times from and after the first day of the first Financial Quarter commencing after Plan Implementation, must be equal to or greater than 1.5 to 1.0.*

2. aggregate EBITDA for the third and fourth Financial Quarters commencing after Plan Implementation must not be less than 80% of budgeted EBITDA as approved by the Lenders.

3. the ratio of (x) Non PIK Debt to (y) EBITDA, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be equal to or less than 3.75 to 1.0.

4. the ratio of (x) Total Debt to (y) EBITDA, at December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], and from that date until March 31, 2001, must be equal to or less than 5.5 to 1.0, and at all times thereafter must be equal to or less than 5.0 to 1.0.

5. the ratio of (x) EBITDA to (y) Cash Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 3.5 to 1.0.

6. the ratio of (x) EBITDA to (y) Total Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 2.25 to 1.0.

     For the purpose of these financial covenants:

(a) EBITDA, Total Interest Expense and Cash Interest Expense are intended to be calculated on a rolling 4 quarter basis. The calculations of these items will exclude the periods prior to the commencement of the third full Financial Quarter following Plan Implementation with EBITDA under covenants 3 and 4 being annualized until there are four full Financial Quarters of EBITDA for such calculations.

(b) EBITDA will exclude any net extraordinary, unusual or non recurring gains or net non cash extraordinary, unusual or non recurring losses, and will be adjusted as provided in the definition of EBITDA in the Existing Credit Agreement on any Sale approved by the Lenders.

(c)  Total Interest Expense will be the existing definition of "Interest
     Expense".

(d) Cash Interest Expense will be Total Interest Expense excluding any accrued non-cash interest on the Senior Secured Term Debt and any interest on the Secured PIK Notes or on the Unsecured PIK Notes.

(e) Total Debt will be the existing definition of Debt (which, for greater certainty, includes contingent liabilities under letters of credit but excludes contingent liabilities incurred in support of bonds or similar arrangements delivered in support of goods or services provided by PSC in the ordinary course of its business until such bonds or similar arrangements are called upon or are required to be accrued as a charge against income on PSC's financial statements).

(f) Non PIK Debt will be Total Debt other than Debt owing under the Secured PIK Notes and the Unsecured PIK Notes.

* If PSC (with the Lenders' approval) makes a significant asset disposition in any Financial Year after Plan Implementation which could affect its compliance with the working capital ratio requirements in covenant 1 above, the Lenders in their sole discretion will consider such covenant.

                                   EXHIBIT 2


        TREATMENT OF LCS OUTSTANDING UNDER THE EXISTING CREDIT AGREEMENT

1. For the purposes of the Plan, the aggregate claim of the LC Issuers and the LC Lenders against PSC and the US Borrower with respect to letters of credit issued under the Existing Credit Agreement ("Existing LCs") will be deemed to be the greater of:

     (a) $20 million; and

     (b) the amount actually drawn under the Existing LCs on or before Plan Implementation.

Letters of credit issued under a Permitted LC Facility are outside the Existing Credit Agreement and the claims of the issuer(s) of such letters of credit will not be compromised.

2. For greater certainty, references in this Exhibit to the claims of the LC Lenders with respect to the Existing LCs are to the reimbursement claims the LC Lenders would have against PSC or the US Borrower, as applicable, under section 2.06(3) of the Existing Credit Agreement for drawings under an Existing LC, following the purchase of such claims by the LC Lenders from the LC Issuers under section 2.06(4) of the Existing Credit Agreement. Each LC Lender's share of the $20 million referred to in paragraph 1 and of any Unfunded LC Claim (as defined below) will be its pro rata share of such Claim based on its respective Cdn. LC Commitment or US LC Commitment as a proportion of the aggregate Cdn. LC Commitment or US LC Commitment, as the case may be.

3. If the amount drawn under the Existing LCs on or before Plan Implementation is less than $20 million (such difference being the "Unfunded LC Claim"), this amount will be funded by the LC Lenders. Each LC Lender will fund its share of the Unfunded LC Claim either in cash or, to the extent an LC Lender does not fund its share of the Unfunded LC Claim in cash, by receiving adjusted distributions under the Plan, as provided in paragraph 5. Subject to paragraph 6, if the distributions an LC Lender would otherwise be entitled to are insufficient to cover the adjustments provided for in paragraph 5, the LC Lender will fund its share of the Unfunded LC Claim in cash.

4. Any amount drawn under the Existing LCs on or before Plan Implementation and any cash paid by an LC Lender on account of its share of the Unfunded LC Claim will be included in calculating the Existing Syndicate Debt and the pro rata shares of each Lender in distributions under the Plan will be calculated accordingly.

5. To the extent an LC Lender has not funded its share of the Unfunded LC Claim in cash, its percentage share of the distributions under the Plan will be reduced (or increased, if the difference is a negative number) by a percentage equal to the difference between:

      (a) the percentage share of the distributions to Lenders it would have received if $20 million had been drawn under the Existing LCs on or before Plan Implementation; and

      (b) the percentage share of the distributions to Lenders it would have received based on the Existing Syndicate Debt (including the amounts referred to in paragraph 4) outstanding on Plan Implementation.

There will be an increase in the percentage distributions to other Lenders corresponding to the decrease in distributions to the LC Lenders.

6. If the distribution entitlement of an LC Lender together with that of any Lender which is Affiliated with such LC Lender ("Affiliated Lender") would be sufficient on an aggregate basis to cover the adjustments provided for in paragraph 5, the LC Lender and its Affiliated Lender may elect to have the adjustments under paragraph 5 apply to the aggregate distributions to them, and all references in paragraph 5 to the LC Lender will be deemed to be references to the LC Lender and its Affiliated Lender.

7. Any cash contribution by the LC Lenders on the Unfunded LC Claim will be distributed to all of the Lenders on Plan Implementation pro rata, after giving effect to the applicable adjustments described in paragraphs 4 and 5.

8. The arrangements described in this Exhibit will be the only effect of the Plan on the respective rights and obligations of the LC Lenders, the LC Issuers, PSC and the US Borrower in connection with the Existing LCs. The obligations supported by the Existing LCs will not be impaired or compromised in the Plan without the consent of the LC Lenders and the LC Issuers. To the extent the Existing LCs are undrawn on Plan Implementation, they will be transferred to the exit facility and will be deemed to be outstanding under that facility on Plan Implementation. The obligations of PSC and the US Borrower to reimburse the LC Issuers and the LC Lenders under section 2.06(3) of the Credit Agreement with respect to drawings made under Existing LCs following Plan Implementation will be unimpaired and will be included in the exit facility. On Plan Implementation, any cash collateral held under section
5.06 of the Credit Agreement prior to the date of the Lockup Agreement for the benefit of the LC Lenders in respect of the Existing LCs will be paid to the LC Lenders, and any cash paid into such cash collateral account after the date of the Lockup Agreement will be distributed to the Lenders.

9. These arrangements will not in any way limit or discharge any of the present or future liabilities of the LC Lenders to the LC Issuers. The Plan and the exit facility will include acknowledgements to this effect.

                                   SCHEDULE B


All amounts stated in United States dollars. For the purposes of this schedule, outstanding letters of credit and operating lines denominated in other currencies have been converted to U.S. Dollars at the prevailing rate of exchange.

The Debt of each LC Lender includes its non-LC Debt together with its rateable share of the face value of outstanding letters of credit, less its rateable share of all cash collateral held for application against outstanding letters of credit. Such amounts are shown in italics.



         CONSENTING LENDER                     ADDRESS              CONSENTING LENDER'S DEBT
------------------------------------  --------------------------  -----------------------------
ABN Amro Bank Canada                  15th Floor
                                      Aetna Tower
                                      P.O. Box 114
                                      Toronto-Dominion Centre
                                      Toronto, Ontario
                                      M5K 1G8
                                      Attention: Yvon Jeghers
                                      Facsimile: (416) 367-7937           $18,458,771.00
------------------------------------  -------------------------   -----------------------------
Accord Financial Corporation          335 Madison Avenue
                                      26th Floor
                                      New York, New York 10017
                                      Attention: Ruth Steinberg
                                      Facsimile: (212) 850-7598           $19,765,804.18
------------------------------------  --------------------------  -----------------------------
American Real Estate Holdings L.P.    c/o Icahn Associates
                                      Corp.
                                      767 Fifth Avenue
                                      New York, New York 10153
                                      Attention: Martin Hirsch
                                      Facsimile: (212) 750-5841            $82,196,647.08
------------------------------------  --------------------------  -----------------------------
Banco Central HispanoAmericano, S.A.  701 Brickell Ave.
Miami Agency                          Suite 2410
                                      Miami, Florida 33131-2914
                                      Attention: Pierre Dulin
                                      Facsimile: (305) 358-6851            $ 6,794,153.00
------------------------------------  --------------------------  -----------------------------
Bankers Trust Company                 One Bankers Trust Plaza
                                      28th Floor, Mail Stop 2282           $ 8,147,187.76
                                      New York, New York 10006           $8,286,330.20 L/Cs
                                      Attention: Calli Hayes               -$139,142.44
                                      Facsimile: (212) 250-6314           L/C cash collat.
------------------------------------  --------------------------  -----------------------------
Banque Nationale de Paris             121 King Street
                                      Suite 2130
                                      Toronto, Ontario
                                      M5H 3T9
                                      Attention: Don Lee
                                      Facsimile: (416) 947-3541            $         0.00
====================================  ==========================  =============================

         CONSENTING LENDER                     ADDRESS               CONSENTING LENDER'S DEBT
----------------------------------  ------------------------------ -----------------------------
Banque Nationale de Paris (Canada)  121 King Street
                                    Suite 2130
                                    Toronto, Ontario
                                    M5H 3T9
                                    Attention: Don Lee
                                    Facsimile: (416) 947-3541              $11,134,779.00
----------------------------------  ------------------------------ -----------------------------
Bear, Stearns & Co. Inc.            245 Park Avenue                        $92,394,168.67
                                    New York, New York 10167           $77,872,142.33 non-L/Cs
                                    Attention: Al Mintz                  + $14,770,042  L/Cs
                                    Facsimile: (212) 272-8102      -$248,015.66 L/C cash collat.
----------------------------------  ------------------------------ -----------------------------
BT Bank of Canada                   Royal Bank Plaza, North Tower
                                    Suite 1700
                                    200 Bay Street
                                    Toronto, Ontario                       $34,828,810.50
                                    M5J 2J2                            $ 32,084,478.00 non-L/Cs
                                    Attention: Philip Hampson            + $2,791,201.81 L/Cs
                                    Facsimile: (416) 865-0148      - $46,869.31 L/C cash collat.
----------------------------------  ------------------------------ -----------------------------
Canadian Imperial Bank of Commerce  Commerce Court West
                                    6th Floor
                                    Toronto, Ontario                      $50,054,294.89
                                    M5L 1A2                            $46,394,914.00 non-L/Cs
                                    Attention: Adam Becker              + $3,721,877.94 L/Cs
                                    Facsimile: (416) 861-3602      -$62,497.05 L/C cash collat.
----------------------------------  ------------------------------ -----------------------------
Chase Bank of Texas, N.A.           712 Main Street
                                    5 TCBE 78
                                    Houston, Texas 77002
                                    Attention: Ed Stringer
                                    Facsimile: (713) 216-5642             $21,082,701.00
----------------------------------  ------------------------------ -----------------------------
The Chase Manhattan Bank            c/o Chase Securities Inc.
                                    270 Park Avenue
                                    4th Floor
                                    New York, New York 10017
                                    Attention: Howard Golden
                                    Facsimile: (212) 270-7968              $ 4,602,489.51
==================================  ============================== =============================

         CONSENTING LENDER                      ADDRESS                 CONSENTING LENDER'S DEBT
----------------------------------  --------------------------------  -----------------------------
The Chase Manhattan Bank of Canada  1 First Canadian Place
                                    100 King Street West
                                    Suite 6900
                                    P.O. Box 106
                                    Toronto, Ontario
                                    M5X 1A4
                                    Attention: Gene Gomes
                                    Facsimile: (416) 216-4161                 $13,844,078.00
----------------------------------  --------------------------------  -----------------------------


CIBC Inc.                           Cross Border
                                    425 Lexington Avenue
                                    7th Floor
                                    New York, New York 10017                  $10,862,645.45
                                    Attention: Howard A. Palmer             $11,048,164.06 L/Cs
                                    Facsimile: (212) 856-3761         -$185,518.61 L/C cash collat.
----------------------------------  --------------------------------  -----------------------------
Citibank, N.A.                      599 Lexington Avenue
                                    21st Floor
                                    New York, New York 10043
                                    Attention: Harry Vlandis
                                    Facsimile: (212) 793-9470                 $ 9,216,531.50
----------------------------------  --------------------------------  -----------------------------
Comerica Bank                       International Finance Department
                                    P.O. Box 7500
                                    Detroit, Michigan 48275-3328
                                    Attention: Darlene Persons
                                    Facsimile: (313) 222-3377                 $37,216,888.00
----------------------------------  --------------------------------  -----------------------------
Credit Suisse First Boston          Eleven Madison Avenue
                                    New York, New York 10010-3629
                                    Attention: David W. Kratovil and
                                    Jan Kofol
                                    Facsimile: (212) 325-7398 and
                                    (212) 325-0304                            $         0.00
----------------------------------  --------------------------------  -----------------------------
Credit Suisse First Boston Canada   Credit Suisse Centre
                                    525 University Avenue
                                    Suite 1300
                                    Toronto, Ontario
                                    M5G 2K8
                                    Attention: Peter Chauvin
                                    Facsimile: (416) 351-3671                 $14,846,373.00
----------------------------------  --------------------------------  -----------------------------
Dai-Ichi Kangyo Bank (Canada)       Commerce Court West
                                    Suite 5025
                                    P.O. Box 295
                                    Toronto, Ontario
                                    M5L 1H9
                                    Attention: Wayne Shiplo
                                    Facsimile: (416) 365-7314                 $ 6,152,924.00
==================================  ================================  =============================

         CONSENTING LENDER                     ADDRESS                      CONSENTING LENDER'S DEBT
------------------------------------ ----------------------------------  -------------------------------
                                     One World Trade Centre
                                     48th Floor
                                     New York, New York 10048
                                     Attention: Bob Gallagher
The Dai-Ichi Kangyo Bank, Ltd.       Facsimile: (212) 524-0579                   $16,985,383.00
------------------------------------ ----------------------------------  -------------------------------
                                     31 West 52nd Street
                                     New York, New York 10019-6150
Deutsche Bank AG, New York and or    Attention: Silvia Spear
Cayman Island Branches               Facsimile: (212) 469-8213                   $         0.00

------------------------------------ ----------------------------------  -------------------------------
                                     222 Bay Street Fax:  (416)
                                     682-8444
                                     Suite 1200
                                     P.O. Box 196
                                     Toronto, Ontario
                                     M5K 1H6
                                     Attention: Tim Leonard
Deutsche Bank Canada                 Facsimile: (416) 682-8444                   $25,981,152.00
------------------------------------ ----------------------------------  -------------------------------
                                     75 Wall Street                              $27,848,028.45
Dresdner Bank AG New York Branch     New York, New York 10005                    $16,985,383.00Non-L/Cs
and Dresdner Bank AG Grand Cayman    Attention: Robert von Finckenstein             +$11,048,164.06L/Cs
Branch                               Facsimile: (212) 429-2781            -$185,518.61 L/C cash collat.
------------------------------------ ----------------------------------  -------------------------------
                                     Suite 1700
                                     2 First Canadian Place
                                     P.O. Box 430
                                     Toronto, Ontario                          $22,753,282.89
                                     M5X 1E3                                    $19,093,902.00non-L/Cs
                                     Attention: William J. Eeuwes                   +$3,721,877.94L/Cs
Dresdner Bank Canada                 Facsimile: (416) 369-8362            -$62,497.05 L/C cash collat.
------------------------------------ ----------------------------------  -------------------------------
                                     24 Federal Street
                                     Boston, Massachusetts 02110
                                     Attention: Gretchen Bergstresser
Eaton Vance - Senior Debt Portfolio  Facsimile: (617) 695-9594                 $ 6,794,152.50
------------------------------------ ----------------------------------  -------------------------------
                                     667 Madison Avenue
                                     20th Floor
                                     New York, New York 10021
                                     Attention: Laura Zaki
Fernwood Associates L.P.             Facsimile: (212) 832-4997                $22,673,049.15
------------------------------------ ----------------------------------  -------------------------------
                                     11111 Santa Monica Blvd.
                                     15th Floor
                                     Santa Monica, California 90025
                                     Attention: Shawn Dickson
Foothill Capital Corporation         Facsimile: (310) 479-0461                $ 4,359,446.43
==================================== ==================================  ===============================

         CONSENTING LENDER                     ADDRESS              CONSENTING LENDER'S DEBT
----------------------------------- ----------------------------  -----------------------------
                                    BCE Place
                                    Canada Trust Tower
                                    P.O. Box 609
                                    Suite 2800
                                    Toronto, Ontario
                                    Attention: John Bailey
Fuji Bank Canada                    Facsimile: (416) 865-9618         $  6,152,923.60
----------------------------------- ----------------------------  -----------------------------
                                    1 Houston Centre
                                    Suite 4100
                                    1221 McKinney Street
                                    Houston, Texas 77010
                                    Attention: Charles van
The Fuji Bank, Limited, New York    Ravenswaay
Branch                              Facsimile: (713) 759-0048         $          0.00
----------------------------------- ----------------------------  -----------------------------
                                    85 Broad Street
                                    New York, New York 1004
Goldman Sachs Canada Credit         Attention: Yoji Nimura
Partners Co.                        Facsimile: (212) 357-0271         $  4,882,369.31
----------------------------------- ----------------------------  -----------------------------
                                    85 Broad Street
                                    New York, New York 1004
                                    Attention: James Gillespie
Goldman Sachs Credit Partners L.P.  Facsimile: (212) 902-3757         $  3,367,452.56
----------------------------------- ----------------------------  -----------------------------
                                    c/o Icahn Associates Corp.
                                    767 Fifth Avenue
                                    New York, New York 10153
                                    Attention: Russell Glass
High River Limited Partnership      Facsimile: (212) 750-5815         $159,619,758.52
----------------------------------- ----------------------------  -----------------------------
                                    127 Public Square
                                    Mail Code:  OH-01-27-0504
                                    Cleveland, Ohio 44114-1306
                                    Attention: Terry A. Graffis
Keybank National Association        Facsimile: (216) 689-8465         $ 13,588,307.00
----------------------------------- ----------------------------  -----------------------------
                                    c/o Cerberus Partners, L.P.
                                    450 Park Avenue
                                    28th Floor
                                    New York, New York 10167
                                    Attention: Mike Hisler
Madeleine Corp.                     Facsimile: (212) 421-2947         $ 19,883,776.56
----------------------------------- ----------------------------  -----------------------------
                                    c/o Cerberus Partners, L.P.
                                    450 Park Avenue
                                    28th Floor
                                    New York, New York 10167
                                    Attention: Mike Hisler
Madeleine LLC                       Facsimile: (212) 421-2947         $ 30,573,691.38
=================================== ============================  =============================

         CONSENTING LENDER                     ADDRESS                CONSENTING LENDER'S DEBT
------------------------------  -----------------------------------  ---------------------------
Mellon Bank Canada              One Mellon Bank Center
                                Suite 1525
                                Pittsburgh, Pennsylvania 15258
                                Attention: Gary A. Saul
                                Facsimile: (412) 236-1174                  $14,846,373.00
------------------------------  -----------------------------------  ---------------------------
Mellon Bank, N.A.               1 Mellon Bank Centre
                                #1525
                                Pittsburgh, Pennsylvania 15258-0001
                                Attention: Gary Saul
                                Facsimile: (412) 234-0286 or
                                (412) 236-1174                             $         0.00
------------------------------  -----------------------------------  ---------------------------
The Mutual Life Assurance       227 King Street South
Company of Canada               Waterloo, Ontario
                                N2J 4C5
                                Attention: Keith Cressman
                                Facsimile: (519) 888-3666                  $15,382,309.00
------------------------------  -----------------------------------  ---------------------------
Mutual Shares Fund, a series    51 John F. Kennedy Parkway
of Franklin Mutual Series       Short Hill, New Jersey 07078
Fund Inc.                       Attention: Bradley Takahashi
                                Facsimile: (973) 912-0646                  $11,306,398.97
------------------------------  -----------------------------------  ---------------------------
Nationsbank, N.A.               100 North Tyron Street
                                NC1-007-12-04
                                Charlotte, North Carolina  28255
                                Attention: Peter Griffith
                                Facsimile: (704) 388-9215                  $    47,689.76
------------------------------  -----------------------------------  ---------------------------
Paribas                         1200 Smith Fax:
                                Suite 3100
                                Houston, Texas 77002
                                Attention: Scott Clingan
                                Facsimile: (713) 659-5234                  $13,588,307.00
------------------------------  -----------------------------------  ---------------------------
PNC Bank, National Association  One PNC Plaza - 2nd Plaza
                                249 Firth Avenue & Wood Street
                                Pittsburgh, Pennsylvania 15265
                                Attention: Thomas McCool
                                Facsimile: (412) 762-4157                  $33,970,767.00
------------------------------  -----------------------------------  ---------------------------
The Royal Bank of Scotland PLC  Wall Street Plaza
                                88 Pine Street
                                26th Floor
                                New York, New York 10005-1801
                                Attention: Evelyn Park
                                Facsimile: (212) 480-0791                  $13,588,307.00
==============================  ===================================  ===========================

         CONSENTING LENDER                     ADDRESS                      CONSENTING LENDER'S DEBT
------------------------------------  ---------------------------------- -----------------------------
Sakura Bank (Canada)                  Commerce Court West
                                      Suite 3601
                                      P.O. Box 59
                                      Toronto, Ontario
                                      M5J 2S1
                                      Attention: Elwood R. Langley
                                      Facsimile: (416) 369-0268                 $22,269,559.00
------------------------------------  ----------------------------------        --------------
The Sakura Bank, Limited              Commerce Court West
                                      Suite 3601
                                      P.O. Box 59
                                      Toronto, Ontario
                                      M5J 2S1
                                      Attention: Yasumasa Kikuchi
                                      Facsimile: (416) 369-0268                 $         0.00
------------------------------------  ----------------------------------        --------------
Societe Generale                      Asset Recovery Management
                                      560 Lexington Avenue
                                      New York, New York 10022
                                      Attention: Nina Ross
                                      Facsimile: (212) 278-6460                 $         0.00
------------------------------------  ----------------------------------        --------------
Societe Generale (Canada)             Scotia Plaza
                                      100 Yonge Street
                                      Suite 1002
                                      Toronto, Ontario
                                      M5C 2W1
                                      Attention: Doug Bache
                                      Facsimile: (416) 364-1879                 $37,115,932.00
------------------------------------  -----------------------------------       -------------
Summit Bank                           750 Walnut Avenue
                                      P.O. Box 1200
                                      Cranford, New Jersey 07016-1200
                                      Attention: Rick Sobrevinas
                                      Facsimile: (908) 709-5400                 $ 3,997,892.00
------------------------------------  ----------------------------------        --------------
The Toronto-Dominion Bank             55 King Street West
                                      8th Floor
                                      Toronto Dominion Tower
                                      Toronto, Ontario
                                      M5K 1S2
                                      Attention: Adam Newman
                                      Facsimile: (416) 944-5630                 $37,115,932.00
------------------------------------- ----------------------------------        --------------
Toronto Dominion (New York), Inc.     31 West 52nd Street
                                      New York, New York 10019
                                      Attention: Duncan Robertson
                                      Facsimile: (212) 956-6896                 $         0.00
====================================  ==================================        ==============

         CONSENTING LENDER                     ADDRESS                 CONSENTING LENDER'S DEBT
------------------------------------  --------------------------     -----------------------------
Trans Canada Credit                   3 Concorde Gate
Corporation Incorporated              4th Floor
                                      Don Mills, Ontario
                                      M3C 3N7
                                      Attention: Nick Scarfo
                                      Facsimile: (416) 382-5599              $32,938,067.88
------------------------------------  ---------------------------------      --------------
Tri-Links Investment Trust            2 World Financial Center
                                      17th Floor
                                      New York, New York 10028
                                      Attention: Michael Doyle
                                      Facsimile: (212) 667-1708              $ 4,603,665.94
------------------------------------  ---------------------------------      --------------
Wachovia Bank, N.A.                   191 Peachtreet Street North East
                                      28th Floor
                                      Atlanta, Georgia 30303
                                      Attention: Fitzhogh Wickham
                                      Facsimile: (404) 332-6898              $13,588,307.00
====================================  =================================      ==============

                                   SCHEDULE C

                          SUMMARY OF CERTAIN TERMS(1)

DIP Co-Arrangers:                  Bankers Trust Company ("BTCo") and/or its
                                   affiliates and Canadian Imperial Bank of Commerce ("CIBC").

DIP Agent:                         BTCo.

L/C Issuing Bank:                  BTCo.

DIP Collateral Agents:             BTCo for the collateral located in the United
                                   States and CIBC for the collateral located in Canada.

Borrowers:                         Philip Services (Delaware), Inc. (the "US
                                   Borrower") and Philip Services Corp. (the
                                   "Canadian Borrower"), as
                                   debtors-in-possession in the Cases, on an individual basis.

DIP Lenders:                       All or a sub-group of the lending
                                   institutions parties to the existing Credit
                                   Agreement dated as of August 11, 1997 (the
                                   "Existing Credit Agreement") among the
                                   Borrowers, as Borrowers, CIBC, as
                                   Administrative Agent, BTCo, as Syndication
                                   Agent, CIBC and BTCo, as Co-Arrangers,
                                   Dresdner, as Documentation Agent, and the various lenders from time to time parties thereto, which will have executed an Addendum
                                   (in the form attached hereto as Exhibit A) evidencing such Pre-Petition Lender's consent to and approval of the terms and conditions of the financing letter and this term sheet and each such Pre-Petition Lender's commitment to make loans and issue or participate in letters of credit under the DIP Facility.

Guarantors:                        The obligations of each Borrower under the
                                   DIP Facility shall be unconditionally
                                   guaranteed by the other Borrower, all
                                   subsidiaries of the Borrowers incorporated in the United States (together with the US
                                   Borrower, the "US Credit Parties") as
                                   debtors-in-possession in the US Cases, and all subsidiaries of the Borrowers incorporated in Canada (together with the Canadian Borrower, the "Canadian Credit
                                   Parties" and, collectively with the US Credit
                                   Parties,

----------------------

(1) Capitalized terms used but not defined herein shall have the meanings provided in the Existing Credit Agreement.

                                   the "Credit Parties"), on the same basis as such entities guaranty the obligations under the Existing Credit Agreement, provided, however, that the Guarantors shall not include the subsidiaries of the Borrowers incorporated in Canada until such time as the Canadian Approvals (as described below) have been obtained.

DIP Facility:                      Revolving credit and letter of credit
                                   facility of $100,000,000. In addition to loans (the "Loans"), a portion of the DIP
                                   Facility up to a sublimit of $20,000,000 (the
                                   "LC Sublimit") may be utilized by the
                                   Borrowers for the issuance of standby letters of credit in support of certain obligations satisfactory to the DIP Agent (collectively, the "Letters of Credit"), subject in each case to the limitations described below.

Maturity:                          The date (the "Maturity Date") which is the
                                   earliest of (x) October 31, 1999, (y) the effective date of a plan of reorganization in the US Cases) (or the equivalent occurrence in the Canadian Cases) and (z) the date of substantial consummation of a confirmed plan of reorganization in the US Cases (or the equivalent occurrence in the Canadian Cases).

Availability:                      To the extent the interim order and/or final
                                   order issued by the bankruptcy court (the
                                   "Bankruptcy Court") hearing the US Cases is limited as to the amount of credit covered by such order, availability under the DIP
                                   Facility shall be limited to the amount of credit covered by such order of the Bankruptcy Court.

                                   In addition, availability under the DIP
                                   Facility will be subject to a borrowing base
                                   (the "Borrowing Base") equal to, on the
                                   Closing Date (defined below), the sum of up to 80% of the value of the Eligible Accounts Receivable (to be defined and to include a reserve in the amount of the Carve-Out and, with respect to Canadian accounts receivable, the amount of the Liens on Canadian Accounts Receivable (as defined below)) of (i) the Credit Parties constituting part of the Industrial Services Group plus (ii) the US Credit Parties constituting part of the US Ferrous division plus (iii) the US Credit Parties constituting part of the US Copper division; provided, however, that (iv) the DIP Agent may determine or impose eligibility requirements, impose reserves or reduce the advance rates described above upon the exercise of its Permitted Discretion (to be defined) and (v) the

                                   Borrowing Base shall not include assets of the Canadian Credit Parties until the Canadian Approvals have been obtained.

                                   Availability in respect of the Borrowing Base shall be determined on the basis of a Borrowing Base Certificate delivered bi-weekly (or more frequently, if required by the DIP Agent) by the chief financial officer of the US Borrower.

                                   Notwithstanding the above, the Canadian
                                   Borrower's borrowings under the DIP Facility will be limited to an amount to be determined by the DIP Agent from time to time based on the corporate overhead requirements of the Canadian Borrower, not to exceed $15,000,000.

Purpose: To pay all professional fees incurred by the DIP Agent and the DIP Lenders in connection with the DIP Facility and to provide for working capital and general corporate requirements (or in the case of Letters of Credit issued for the account of the US Borrower, to support such general corporate requirements) consistent with the Budget (described below), including, without limitation, in the case of the US Borrower
                                   (a) to make investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $5,000,000, and (b) after the Canadian Approvals (as defined below) are obtained, to make investments in and advances to the Canadian Credit Parties, through the Maturity Date. Letters of Credit under the DIP Facility may only be issued as permitted under the DIP Facility, and only in an aggregate amount not to exceed the LC Sublimit.

                                   Notwithstanding the above, the Loans made to, and Letters of Credit issued for the account of, the Canadian Borrower may only be utilized to provide for the corporate overhead requirements of the Canadian Borrower.

                                   The Borrowers and the Guarantors shall waive any right to commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the DIP Lenders and/or the DIP Agent.

Budget: The Borrowers shall provide to the DIP Agent and each DIP Lender a copy of a budget (the "Budget"), in form and substance satisfactory to the DIP Agent and the Required DIP Lenders (as defined below), reflecting the projected cash requirements of the Philip Entities (including, without limitation, utilization of the Pre-Petition Lenders' cash collateral) from the Closing Date through the Maturity Date, calculated on a monthly basis. The DIP Lenders shall not be obligated at any time to advance funds in excess of the then cumulative monthly projected cash borrowings indicated in the Budge, plus $10,000,000.

Mandatory Repayments:              Except (i) to the extent, if any, otherwise
                                   provided in the DIP Credit Documentation (as
                                   defined below), (ii) with respect to the
                                   repayment of the obligations of the Borrowers
                                   to the Pre-Petition Lenders under the
                                   Existing Credit Agreement upon the sale of
                                   Philip Utilities Management Corporation in
                                   accordance with Section 1(a)(vi)(C) of the
                                   Restructuring Term Sheet, and (iii) (in the
                                   absence of an event of default under the DIP
                                   Credit Documentation) to the extent that
                                   Asset Sale Proceeds (as defined in Proceeds
                                   Agreement dated April     , 1999 (the
                                   "Proceeds Agreement")) exceed $93,000,000
                                   (after post-closing adjustments of no more than $4,000,000 with respect to the Aluminum
                                   Proceeds (as defined in the Proceeds
                                   Agreement)), the Loans will be repaid upon a sale of any assets of the Borrowers or any of their subsidiaries, in an amount equal to the cash proceeds (net of reasonable costs, payment of senior obligations secured by such assets, and, unless and until the Bank
                                   Account Service Providers (as defined below) release their security interest in such proceeds, the amount of such cash proceeds constituting proceeds of Canadian Accounts
                                   Receivable (as defined below)) received by the Borrowers or such subsidiary with respect to such asset sale. In addition, if the amount of the Loans and/or Letters of Credit outstanding at any time is higher than the amount permitted under the Borrowing Base, the Borrowers will be required to make mandatory repayments, and/or to cash-collateralize Letters of Credit, in an amount equal to such excess.

Optional Commitment Reductions;
Voluntary Prepayments:             At the Borrowers' option, the unutilized
                                   portion of the Total Commitment may be
                                   reduced or terminated at any time without penalty. Voluntary prepayments may be made at any time, in whole or in part (subject to specified minimum principal amounts) without premium or penalty (limited to the last day of the applicable interest period for Eurodollar
                                   Loans, as defined below).

Termination of Commitment:         The commitment hereunder shall terminate on
                                   May 30, 1999 unless a definitive credit
                                   agreement in form and substance satisfactory to the DIP Agent and related documentation
                                   (the "DIP Credit Documentation") have been entered into and the conditions to initial
                                   Loans and Letters of Credit set forth therein have been satisfied on or prior to such date
                                   (the date on which the DIP Credit
                                   Documentation is executed and such conditions are satisfied, the "Closing Date").

Super-Priority:                    All the obligations of the Borrowers and the
                                   Guarantors incorporated in the United States under the DIP Credit Documentation (the "DIP
                                   Obligations") shall constitute an allowed administrative expense claim in the US Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject only to (a) any allowed super-priority administrative claim granted by the Bankruptcy Court to the LC
                                   Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility (as defined below) and the Bank Account Service
                                   Providers (as defined below), and (b) a
                                   $2,000,000 carve-out (the "Carve-Out") for the payment of (i) allowed professional fees and disbursements incurred by the professionals retained, pursuant to Sections
                                   327 or 1103(a) of the Bankruptcy Code (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases), by the Borrowers and the Guarantors and any statutory committee appointed in the Cases and (ii) quarterly fees required to be paid pursuant to 28 U.S.C. Section 1930(a)(6) and any fees payable to the Clerk of the Bankruptcy Court (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases); provided, however, the Carve-Out shall not include professional fees and disbursements incurred in connection with asserting any claims or causes of action against the Pre-Petition Lenders, the
                                   Pre-Petition Agents, the security agent (the
                                   "Security Agent") under the Security Agency
                                   Agreement dated as of

                                   March 16, 1998 among the Borrowers and CIBC as administrative agent, the DIP Lenders, the DIP Agent, the DIP Collateral Agents, the DIP Co-Arrangers, or any DIP Lenders or Pre-Petition Lenders providing bank account services for any of the Credit Parties in their capacity as such bank account service providers (the "Bank Account Service Providers") and/or challenging or raising any defense, objection or counterclaim to any of the obligations of the Borrowers or the Guarantors under the Pre-Petition Credit Agreement or the DIP Credit Agreement or any claim, lien or security interest of the Pre-Petition Agents, the Security Agent, the Pre-Petition Lenders, the DIP Agent, the DIP Collateral Agents, the DIP Co-Arrangers, the DIP Lenders and/or the Bank Account Service Providers.

Security:                          Subject only to the Carve-Out, cash
                                   collateral held under Section 5.06 of the Existing Credit Agreement for the benefit of the LC Lenders under the Existing Credit
                                   Agreement and to liens on Canadian accounts receivable (the "Canadian Accounts
                                   Receivable") and the proceeds thereof (such liens, collectively, the "Liens on Canadian
                                   Accounts Receivable") and specified cash collateral addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian
                                   Credit Parties at CIBC and the maintenance of operating accounts of certain of the US
                                   Credit Parties at Comerica Bank and the
                                   establishment of the Permitted LC Facility
                                   (the "Permitted LC Facility") under Amending
                                   Agreement No. 3 to the Existing Credit
                                   Agreement (which liens shall be senior to the Carve-Out), all of the DIP obligations shall be secured by (i) an enforceable first priority priming lien (the "Priming Lien") pursuant to Section 364(d)(1) of the Bankruptcy Code on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in the US constituting collateral (the "US Pre-Petition Collateral") securing obligations to the Pre-Petition
                                   Agents and the Pre-Petition lenders under the Existing Credit Agreement, (ii) an enforceable first priority lien pursuant to
                                   Section 364(c)(2) of the Bankruptcy Code on all unencumbered assets of the Borrowers and the Guarantors located in the US, (iii) an enforceable junior lien pursuant to Section
                                   364(c)(3) of the Bankruptcy Code on all
                                   previously encumbered assets (excluding the
                                   US Pre-Petition Collateral), existing and after-acquired, of the

                                   Borrowers and the Guarantors located in the US, (iv) an enforceable first priority security interest and charge on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in Canada (the "Canadian Pre-Petition Collateral") securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Existing Credit Agreement, ranking in priority to the security of the Pre-Petition Agents and the Pre-Petition Lenders in the Canadian Pre-Petition Collateral, (v) an enforceable first priority security interest and charge on all unencumbered assets of the Borrowers and Guarantors located in Canada, and (vi) an enforceable junior security interest and charge on all previously encumbered assets (excluding the Canadian Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Guarantors located in Canada (all foregoing liens described in clauses (i) through (vi), the "Facility Liens"), whether in existence at the time of the filing of the Cases or acquired thereafter.

Interest Rates:                    All Loans under the DIP Facility shall be
                                   maintained initially as Base Rate Loans, which shall bear interest at the Applicable
                                   Margin in excess of the Base Rate in effect from time to time; provided that, commencing thirty days after the Closing Date, at the Borrowers' option, Loans may be maintained from time to time as (i) Base Rate Loans or
                                   (ii) Eurodollar Loans, which shall bear
                                   interest at the Applicable Margin in excess of the Eurodollar Rate (adjusted for maximum reserves) as determined by the DIP Agent for the respective interest period.

                                   "Applicable Margin" shall be 2.5% in the case of Base Rate Loans and 3.5% in the case of Eurodollar Loans.

                                   "Base Rate" shall mean the higher of (x) 1/2 of 1% in excess of the Federal Reserve reported certificate of deposit rate and (y) the rate that the DIP Agent announces from time to time as its prime lending rate, as in effect from time to time.

                                   An interest period of one month shall be available in the case of Eurodollar Loans.

                                   Interest in respect of Base Rate Loans shall be payable monthly in arrears on the last business day of each month.

                                   Interest in respect of Eurodollar Loans shall be payable in arrears at the end of the applicable interest period or, if shorter, at the end of each monthly interval of the first day thereof. Interest will also be payable at the time of repayment of any Loans and at maturity of such Loans. All interest and fee calculations shall be based on a 360-day year and actual days elapsed.

                                   Upon the occurrence and continuance of any default in the payment of principal or interest, all Loans shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loans, to the extent permitted by law. Such interest shall be payable on demand.

                                   The DIP Credit Documentation shall include protective provisions for such matters as capital adequacy, increased costs, funding losses, illegality and withholding taxes.

Fees:

                                   Commitment Fee:     1/2 of 1% per annum on
                                                       the average unused
                                                       portion of the DIP
                                                       Facility for the period
                                                       commencing on the Closing
                                                       Date and ending on the
                                                       date the Total Commitment
                                                       is terminated, to be owed
                                                       by the Borrowers on a
                                                       joint and several basis.
                                                       Usage for such purpose
                                                       shall include Letter of
                                                       Credit usage. Commitment
                                                       Fee will be payable
                                                       monthly in arrears and on
                                                       the date the Total
                                                       Commitment is terminated.

                                   L/C Fees:           3.5% per annum on
                                                       aggregate outstanding
                                                       stated amounts thereof,
                                                       plus .25% per annum for
                                                       fronting fees, plus
                                                       customary issuance and
                                                       drawing charges, in each
                                                       case payable monthly.

Covenants:                         Covenants applicable to the Borrowers, the
                                   Guarantors and their subsidiaries shall
                                   include those customary for
                                   debtor-in-possession financings (having
                                   reasonable, customary and appropriate
                                   exceptions), including but not limited to the following:

Affirmative Covenants:             The DIP Credit Documentation shall contain
                                   affirmative
                                   covenants required by the DIP Agent,
                                   including without limitation: (i) delivery of financial statements and reports, the Budget, Borrowing Base Certificates, bi-weekly reports containing comparisons of actual to projected cash flows, descriptions of proposed asset divestitures and other significant events and rolling fourteen (14) week cash flow forecasts, copies of accountants' letters upon receipt thereof by the Borrowers or the Guarantors, projections, officers certificates, monthly reporting packages and other information requested by the DIP Agent, (ii) payment of all postpetition taxes and other obligations,
                                   (iii) continuation of business and
                                   maintenance of existence and material rights and privileges, (iv) compliance with laws and material contractual obligations, (v) maintenance of property and insurance, (vi) maintenance of books and records, (vii) right of the DIP Agent and the DIP Lenders to inspect property and books and records,
                                   (viii) notice of defaults, litigation and other material events, (ix) compliance with environmental laws and (x) delivery of the consultants reports necessary to determine the value of the collateral of the Credit
                                   Parties, including, without limitation, the receivables of the Credit Parties that will be taken into account in the calculation of the Borrowing Base as described under "Availability" above.

Negative Covenants:                The DIP Credit Documentation shall contain
                                   negative covenants required by the DIP Agent, with exceptions to be permitted as necessary to comply with the provisions of the Pre-Arranged Plan, including, without limitation, limitations on (i) indebtedness,
                                   (ii) lines, (iii) guarantee obligations, (iv) mergers consolidations, liquidations and dissolutions, (v) sales of assets, (vi) leases, (vii) capital expenditures, (viii) investments, loans and advances (other than, in the case of the US Borrower (a) investments in and advances to direct and indirect subsidiaries of the Canadian
                                   Borrower that are not Credit Parties, subject to an aggregate limitation of $5,000,000, and
                                   (b) investments and advances to the Canadian
                                   Credit Parties after the Canadian Approvals
                                   (as defined below) have been obtained), (ix) payment of prepetition claims or debt, or amendments thereto, (x) the existence of any claims (other than any granted to the LC
                                   Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility, the Bank Account Service Providers, the DIP
                                   Lenders and the Pre-Petition Lenders)
                                   entitled to a superpriority under Section
                                   364(c)(1)
                                   of the Bankruptcy Code or in the Canadian
                                   Cases, (xi) change in business, (xii)
                                   maintenance of financial covenants
                                   satisfactory to the DIP Agent, (xiii)
                                   dividends and other distributions on equity,
                                   (xiv) transactions with affiliates, (xv) the filing of a plan of reorganization, disclosure statement or plan of arrangement, as applicable, in the Cases, other than the Pre-Arranged Plan and the disclosure statement approved by the Required DIP
                                   Lenders with respect thereto, without the consent of the Required DIP Lenders, (xvi) the amendment, modification or withdrawal of the Pre-Arranged Plan, or the disclosure statement approved by the Required DIP
                                   Lenders with respect thereto, without the consent of the Required DIP Lenders and
                                   (xvii) failure to comply with any material applicable provisions of the Pre-Arranged
                                   Plan.

Events of Default:                 The DIP Credit Documentation shall contain
                                   Events of Default required by the DIP Agent including, without limitation: (i) the entry of an order dismissing any of the Cases, converting any of the US Cases to a Chapter 7 case or lifting the stay in the Canadian
                                   Cases to permit the enforcement of any
                                   security against any Credit Party or the appointment of a receiver, or the making of a receiving order against any Credit Party,
                                   (ii) the entry of an order appointing a
                                   Chapter 11 trustee in any of the US Cases,
                                   (iii) the entry of an order granting any other claim superpriority status or a lien equal or superior to that granted to the DIP
                                   Agent and the DIP Lenders, other than orders entered in respect of (x) reclamation claims pursuant to Section 546(c) of the Bankruptcy
                                   Code or (y) the Bank Account Service
                                   Providers, (iv) the entry of an order
                                   staying, reversing, vacating or otherwise modifying the DIP Credit Documentation, the Interim Order or the Final Order (as defined below), or the entry of an order by the Canadian Court having the equivalent effect, without the prior written consent of the DIP
                                   Agent and the Required DIP Lenders, (v) the entry of an order in any of the US Cases appointing an examiner having enlarged powers beyond those set forth under Section
                                   1106(a)(3) and (4) of the Bankruptcy Code, or the entry of an order by the Canadian Court having a similar effect, (vi) failure of any Credit Party to pay (A) interest or fees when due and such default shall continue for two business days or (B) principal when due,
                                   (vii) failure of any Credit Party to comply with any negative covenants,

                                   (viii) failure of any Credit Party to perform or comply with any other term or covenant and such default shall continue unremedied for a period of 20 days, (ix) any representation or warranty by any Credit Party shall be incorrect or misleading in any material respect when made, (x) there shall occur a material disruption in the senior management of any Credit Party or a Change of Control (to be defined) shall occur, (xi) the entry of any order granting relief from the automatic stay in the US Cases or lifting the stay in the Canadian Cases, so as to allow a third party to proceed against any material asset of any Credit party, (xii) the filing of any pleading by any Credit Party, seeking any of the matters set forth in clauses (i) through (v) or (xi), (xiii) the entry of the Final Order shall not have occurred within 30 days after the Closing Date and (xiv) failure to obtain the confirmation of the Pre-Arranged Plan and to consummate such plan by October 31, 1999.

Remedies:                          Upon the occurrence of an Event of Default,
                                   the Required DIP Lenders may terminate the Total Commitment (the date of any such termination, the "Termination Date"), declare the obligations in respect of the DIP Credit
                                   Documentation to be immediately due and
                                   payable and exercise all rights and remedies under the DIP Credit Documentation and the Interim Order or Final Order (and the equivalent Canadian orders), as applicable.
                                   The DIP Agent and the DIP Lenders shall have customary remedies under the DIP Credit
                                   Documentation including, but not limited to, the right to realize on all or part of the Facility Liens without the necessity of obtaining further relief or order from the Bankruptcy Court or the Canadian Court.
                                   Notwithstanding the foregoing, other than with respect to the termination of the Commitments, the acceleration of the Loans, and the imposition of an administrative freeze or administrative hold with respect to cash collateral, the DIP Agent, the DIP
                                   Collateral Agents and the DIP Lenders may only exercise other remedies after providing three business days' prior written notice to the Borrowers, the Guarantors, the United
                                   States Trustee and any statutory committee or monitor appointed in the Cases.

Interim Advances:                  Upon entry of the Interim Order (described
                                   below) and the
                                   occurrence of the Closing Date, the Total
                                   Commitment shall be limited to an interim amount of $30,000,000 pending entry of the Final Order (described below). If the Final
                                   Order is not entered within 30 days after the Closing Date, all interim advances made to the Borrowers shall be due in full and immediately payable.

Canadian Approvals:                The following orders of the Canadian Court
                                   (and together with the consents from the Pre-Petition Lenders described in paragraph
                                   (B) below, the "Canadian Approvals") shall have been entered, shall be in full force and effect and shall not have expired or been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders in order for
                                   (y) the assets of the Canadian Credit Parties to be taken into account for the calculation of the Borrowing Base as described under "Availability" above and (z) the Canadian
                                   Credit Parties to become Guarantors as
                                   described under "Guarantors" above:

                                        (A)  The DIP Facility, including the
                                             security interests and charges over
                                             assets in Canada described under
                                             "Security" above, with the priority
                                             described therein, shall have been
                                             approved by an order of the
                                             Canadian Court in the Canadian
                                             Cases, in form and substance
                                             satisfactory to the DIP Agent and
                                             the DIP Lenders, which shall also
                                             contain provisions:

                                             1.   authorizing the execution and
                                                  delivery by the Canadian
                                                  Credit Parties of all
                                                  documents, and the granting of
                                                  all security, required in
                                                  connection with the DIP
                                                  Facility, and providing that
                                                  such documents or security
                                                  shall not be challengeable by
                                                  any present or future
                                                  creditors of the Canadian
                                                  Credit Parties (provided,
                                                  however, that such security
                                                  shall be junior to the
                                                  security granted to the Bank
                                                  Account Service Providers),

                                             2.   providing that such documents
                                                  and security shall be
                                                  effective notwithstanding that
                                                  the execution of such
                                                  documents and the granting of
                                                  such security may result in a
                                                  breach of any contract or
                                                  restriction to which any of
                                                  the Canadian Credit Parties is
                                                  bound,

                                             3.   prohibiting the granting of
                                                  any additional security on the
                                                  assets of any of the Canadian
                                                  Credit Parties,

                                             4.   providing that the obligations
                                                  of the Canadian Credit Parties
                                                  to the DIP Agent, the DIP
                                                  Lenders and the Bank Account
                                                  Service Providers shall not be
                                                  subject to, or compromised or
                                                  affected in any way by, any
                                                  plan of compromise or
                                                  arrangement in the Canadian
                                                  Cases, and

                                             5.   granting relief from the stay
                                                  in the Canadian Cases to
                                                  permit enforcement by (a) the
                                                  DIP Agent, the DIP Collateral
                                                  Agents and the DIP Lenders of
                                                  the rights and remedies under
                                                  the DIP Facility and their
                                                  security and (b) the Bank
                                                  Account Service Providers of
                                                  their rights and remedies,
                                                  upon the occurrence of an
                                                  event of default under the DIP
                                                  Facility;

                                        (B)  The Pre-Petition Lenders shall have
                                             agreed, in a manner acceptable to
                                             the DIP Agent and the DIP Lenders,
                                             to postpone their security in the
                                             Pre-Petition Collateral to the
                                             Facility Liens, and such agreement
                                             and postponement shall be in form
                                             and substance satisfactory to the
                                             DIP Agent and the DIP Lenders;

                                        (C)  All orders of the Canadian Court
                                             in form and substance satisfactory
                                             to the DIP Agent and the DIP
                                             Lenders, authorizing the use by the
                                             Borrowers and the Guarantors of (a)
                                             the Pre-Petition Lenders' cash
                                             collateral (other than the cash
                                             collateral of the LC Issuers, the
                                             LC Lenders, issuers of letters of
                                             credit under
                                             the Permitted LC Facility and the
                                             Bank Account Service Providers) and
                                             (b) the Asset Sale Proceeds
                                             deposited in the Proceeds Account
                                             (as defined in the Proceeds
                                             Agreement) prior to the
                                             commencement of the Cases;

                                        (D)  All other "first day" orders in
                                             the Canadian Cases necessary or
                                             appropriate in the judgment of the
                                             DIP Agent and the DIP Lenders;

                                        (E)  The orders of the Canadian Court
                                             referred to in clauses (A), (B),
                                             (C) and (D) above shall not have
                                             expired or been stayed, reversed,
                                             vacated or otherwise modified
                                             without the prior written consent
                                             of the DIP Agent and the Required
                                             DIP Lenders; and

                                        (F)  The DIP Agent and the DIP Lenders
                                             shall be satisfied that all orders
                                             described above shall be binding on
                                             all existing material creditors (or
                                             other persons described therein) of
                                             the Borrowers and the Guarantors,
                                             and shall be effective to provide
                                             the stay of actions, priorities,
                                             liens and other protections for the
                                             Borrowers, the Guarantors, the DIP
                                             Agent, the DIP Collateral Agents
                                             and the DIP Lenders purported to be
                                             granted thereby.

Conditions Precedent
to Initial Loans and L/Cs:         Customary for debtor-in-possession financings
                                   including, without limitation, accuracy of representations and warranties, absence of defaults, evidence of authority, legal opinions, compliance with laws, and receipt of necessary consents and approvals, and shall also include, without limitation:

                              (1)  (i) The Borrowers shall have engaged in
                                   negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims and interests against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (ii) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims except to an entity that agrees in writing to be bound by the terms of such agreements, (iii) the Pre-Arranged Plan, and a disclosure statement approved by the Required DIP Lenders with respect thereto, shall have been appropriately filed by the Borrowers in the Cases, and the Borrowers shall have requested hearings in respect of approval of such disclosure statement and confirmation of the Pre-Arranged Plan, and (iv) the Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by October 31, 1999;

                              (2) Execution of the DIP Credit Documentation in form and substance satisfactory to the DIP Agent and the DIP Lenders;

                              (3) Since the date of this letter there shall not have occurred, and the DIP Agent shall not have discovered the existence of, (i) facts (to the extent not previously known) which constitute any material adverse change in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers or the Guarantors, their affiliates and their subsidiaries, as a whole, from that set forth in their financial statements dated as of September 30, 1998, other than as set forth in their financial statements dated as of December 31, 1998, or (ii) litigation, which after giving effect to the commencement of the Cases, is reasonably likely to be material and adverse to the Borrowers, the Guarantors, their affiliates and their subsidiaries, as a whole;

                              (4) The following orders of the US Court shall have been entered, shall be in full force and effect and shall not have been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders:

                                   (A)  All orders authorizing the DIP Facility
                                        (a portion or all of which may be
                                        authorized by entry of an initial
                                   order to be followed by a final order) and the Facility Liens. An initial order may be entered on an emergency and/or interim basis in the US Cases (the "Interim Order"), after notice given and a hearing conducted in accordance with Bankruptcy Rule 4001 (c) no later than 15 days after the date of the commencement of the US Cases, authorizing and approving the transactions contemplated in the DIP Credit Documentation and finding that the DIP Lenders are extending credit to the Borrowers and their affiliates in good faith within the meaning of Bankruptcy Code Section 364(e), which Interim Order shall (i) approve the payment by the Borrowers of the fees set forth in the Fee Letter and the professional fees of the DIP Agent and the DIP Lenders referred to herein, (ii) otherwise be in form and substance satisfactory to the DIP Agent and the DIP Lenders and (iii) prior to the entry of the Final Order, be in full force and effect and not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders;

                              (B) All orders of the US Court (which may be combined with the Interim Order), in form and substance satisfactory to the DIP Agent and the DIP Lenders, pursuant to Section 363(c)(2)(B) of the Bankruptcy Code authorizing the use by the Borrowers and the Guarantors incorporated in the United States of (a) the Pre-Petition Lenders' cash collateral (other than the cash collateral of the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility and the Bank Account Service Providers) and (b) the Asset Sale Proceeds deposited in the Proceeds Account prior to the commencement of the Cases, which orders shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders; and

                              (C) All other "first day" orders in the US Cases necessary or appropriate in the judgment of the DIP Agent and the DIP Lenders, including without limitation, as to the continued availability of bid and performance bonding requirements;

                              (5) The DIP Agent shall be satisfied that all orders described in paragraph (4) above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Guarantors, the DIP Agent, the DIP Collateral Agents and the DIP Lenders purported to be granted thereby;

                              (6)  Cash management systems, including cash
                                   concentration accounts subject to the
                                   Facility Liens and collection requirements satisfactory to the DIP Agent and the Bank Account Service Providers, for the US Credit Parties shall have been established to the reasonable satisfaction of the DIP Agent and the Bank Account Service Providers;

                              (7) Absence of any material adverse change or condition with respect to the market for debtor-in-possession financings, the bank syndication market or the capital markets generally;

                              (8)  Payment of all costs, fees and expenses
                                   (including, without limitation, attorneys and other professional fees) owing to the DIP Agent and the DIP Lenders as referenced herein and in the Fee Letter;

                              (9) Receipt by the DIP Agent and the DIP Lenders of the Budget covering the period from the Closing Date through the Maturity Date, and other cash flow and financial information that the DIP Agent may request, all in form and substance satisfactory to the DIP Agent and, with respect to the Budget, the Required DIP Lenders;

                              (10) Satisfactory completion by the DIP Agent and
                                   its professionals of all due diligence deemed necessary;

                              (11) Receipt by the DIP Agent of legal opinions of
                                   counsel to the Borrowers and the Guarantors, in form and substance satisfactory to the DIP Agent;

                              (12) Resolutions of the Boards of Directors of
                                   each of the Borrowers and the Guarantors in form and substance satisfactory to the DIP Agent, authorizing and approving the commencement of the Cases and the borrowings and other transactions contemplated by the DIP Credit Agreement; and

                              (13) Receipt by the DIP Agent of satisfactory
                                   consultants' reports and projections
                                   necessary to determine advance rates and eligibility requirements to substantiate and monitor the Borrowing Base with respect to the Industrial Services Group, the US Ferrous division, the US Copper division and any other division of the Borrowers, the accounts receivable of which are to be included in the Borrowing Base on the Closing Date.

Conditions Precedent to Each
Loan and L/C:                      The DIP Credit Documentation shall contain
                                   conditions precedent to each extension of credit (including the initial extension of credit) required by the DIP Agent, including, without limitation:

                              (a)  No Default or Event of Default exists.

                              (b) All representations and warranties shall be true and correct in all material respects as of the date of each extension of credit, including that there shall not have occurred any material adverse change since the Closing Date in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers, the Guarantors and their subsidiaries and affiliates taken as a whole.

                              (c) The Interim Order shall be in full force and effect or, if the date of the requested extension of credit is more than 30 days after the Closing Date, or if the amount of such requested extension of credit, together with the amount of all extensions of credit under the DIP Credit Documentation then outstanding shall exceed the maximum amount authorized pursuant to the Interim Order, an order of the Bankruptcy Court granting final approval of the DIP Loan Agreement (the "Final Order") shall have been entered in form and substance satisfactory to the DIP Agent, and shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders.

                              (d) Receipt by the DIP Agent of a certificate (a "Borrowing Certificate") executed by an executive officer of each of the Borrowers and, to the extent such persons are not executive officers of each Guarantor, by an executive officer of each

                                   Guarantor, to the effect that (i) the
                                   proposed extension of credit and its intended use are consistent with the terms of the DIP Credit Documentation and the Budget and is necessary, after utilization and application of available cash, in order to satisfy the obligations of the Borrowers and the Guarantors in the ordinary course of business or as otherwise permitted under the DIP Credit Agreement, (ii) the Borrowers and the Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the DIP Credit Documentation and the Interim Order or the Final Order (as applicable) to be observed, performed or satisfied by the Borrowers or such Guarantor and (iii) such officer has no knowledge of any Default or Event of Default.

                              (e) Payment of all fees, costs, expenses and other amounts then due and payable.

                              (f)  Prior to the first advance, if any, the
                                   proceeds of which shall be used by any US
                                   Credit Party to make a loan, dividend or any other advance to any Canadian Credit Party (including any loan, dividend or other advance to the Canadian Borrower in an amount in excess of the corporate overhead requirements of the Canadian Borrower), the Canadian Approvals shall have been obtained, and all appeal periods relating thereto shall have expired.

                              (g) All funds remaining in the Proceeds Account on the date that the Cases are commenced (other than funds subject to the liens of the Bank Account Service Providers that have not been released pursuant to the Proceeds Agreement), shall have been released.

Voting and
Amendments:                        "Required DIP Lenders" shall mean,
                                   as of any date of determination, the DIP
                                   Lenders who in the aggregate hold at least a majority in amount of the Total Commitment
                                   (which, if terminated, shall be deemed
                                   outstanding in the amount outstanding
                                   immediately prior to such termination),
                                   subject to customary exceptions.

Assignments/
Participations:                    Assignments (but not participations) by the
                                   DIP Lenders to financial institutions and funds will be permitted subject to such limitations (including minimum amounts and maximum concentration limits) to be imposed by the DIP Agent. Participation rights will not be available.

Governing Law:                     New York, except as governed by the
                                   Bankruptcy Code or the CCAA.